EXHIBIT 10.29



- --------------------------------------------------------------------------------


                                 SFA FINANCE COMPANY,
                                       Seller,

                                   SAKS & COMPANY,
                                      Servicer,

                                         and

                                BANKERS TRUST COMPANY,
                                       Trustee

                  on behalf of the Series 1996-2 Certificateholders

             ----------------------------------------------------------


                               SERIES 1996-2 SUPPLEMENT

                              Dated as of April 25, 1996

                                          to

                           POOLING AND SERVICING AGREEMENT

                              Dated as of April 25, 1996

             ----------------------------------------------------------




                                  SAKS MASTER TRUST

                                    Series 1996-2


- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

SECTION 1.   Designation  . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 2.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 3.   Reassignment and Transfer Terms  . . . . . . . . . . . . . . .   29

SECTION 4.   Purchase of the Series 1996-2 Certificates . . . . . . . . . .   29

SECTION 5.   Form of Delivery of Series 1996-2 Certificates . . . . . . . .   31

SECTION 6.   Procedure for Increasing the Invested Amount . . . . . . . . .   31

SECTION 7.   Procedure for Decreasing the Invested Amount . . . . . . . . .   34

SECTION 8.   Allocation of Available Pricing Amount . . . . . . . . . . . .   35

SECTION 9.   Reductions of the Commitments  . . . . . . . . . . . . . . . .   36

SECTION 10.  Interest; Commitment Fee . . . . . . . . . . . . . . . . . . .   36

SECTION 11.  Indemnification by Seller  . . . . . . . . . . . . . . . . . .   38

SECTION 12.  Article IV of Agreement  . . . . . . . . . . . . . . . . . . .   38

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS . . . . . . .   38

          Section 4.1B  Rights of Investor Certificate holders  . . . . . .   38
          Section 4.2B  The Series 1996-2 Collection Subaccounts;
               Establishment of Series Accounts . . . . . . . . . . . . . .   38
          Section 4.4A. Allocations . . . . . . . . . . . . . . . . . . . .   40
          Section 4.5A  Determination of Certificate Interest . . . . . . .   46
          Section 4.6A  Determination of Class AC
                         Deficiency Amount  . . . . . . . . . . . . . . . .   51
          Section 4.7A  Determination of Class D
                         Deficiency Amount  . . . . . . . . . . . . . . . .   52
          Section 4.8A  Monthly Payments From Class AC
                         Finance Charge Subaccount  . . . . . . . . . . . .   53
          Section 4.9A  Monthly Payments From Class D
                         Finance Charge Subaccount  . . . . . . . . . . . .   55
          Section 4.11A  Payment of Certificate Principal
                         of Class A Certificates and
                         Class C Certificates . . . . . . . . . . . . . . .   57
          Section 4.12A  Payment of Certificate Principal
                         of Class D Certificates  . . . . . . . . . . . . .   59

                                                                            Page
                                                                            ----
          Section 4.13A  Applications of Spread Account
                         Funds; Release of Funds From
                         Spread Accounts  . . . . . . . . . . . . . . . . .   61
          Section 4.14A  Allocation of Shortfall Share  . . . . . . . . . .   62

SECTION 13.  Article V of the Agreement . . . . . . . . . . . . . . . . . .   62

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS . . . . . . . . . . . . .   63
          Section 5.1A   Distributions  . . . . . . . . . . . . . . . . . .   63
          Section 5.2    Monthly Certificateholders'
                           Statement  . . . . . . . . . . . . . . . . . . .   63

SECTION 14.  Series 1996-2 Pay Out Events . . . . . . . . . . . . . . . . .   65

SECTION 15.  Funding Costs  . . . . . . . . . . . . . . . . . . . . . . . .   67

SECTION 16.  Conditions Precedent to Effectiveness of
               Supplement . . . . . . . . . . . . . . . . . . . . . . . . .   75

SECTION 17.  Administrative Agent and the Class A Agent . . . . . . . . . .   77

SECTION 18.  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .   81

SECTION 19.  Costs and Expenses . . . . . . . . . . . . . . . . . . . . . .   81

SECTION 20.  Final Distribution . . . . . . . . . . . . . . . . . . . . . .   82

SECTION 21.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . .   82

SECTION 22.  Successors and Assigns . . . . . . . . . . . . . . . . . . . .   83

SECTION 23.  Adjustments; Set-off . . . . . . . . . . . . . . . . . . . . .   88

SECTION 24.  Ratification of Agreement  . . . . . . . . . . . . . . . . . .   89

SECTION 25.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .   89

SECTION 26.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . .   89

SECTION 27.  The Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .   89

SECTION 28.  Instructions in Writing  . . . . . . . . . . . . . . . . . . .   89

SECTION 29.  Limited Liability of Trustee . . . . . . . . . . . . . . . . .   89

SECTION 30.  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . .   90

SECTION 31.  Submission to Jurisdiction; Waivers  . . . . . . . . . . . . .   90

SECTION 32.  Non-Petition . . . . . . . . . . . . . . . . . . . . . . . . .   90

EXHIBITS
Exhibit A      Form of Class A Certificate
Exhibit B      [Reserved]
Exhibit C      Form of Class C Certificate
Exhibit D-1    Form of Class D-1 Certificate
Exhibit D-2    Form of Class D-2 Certificate
Exhibit E      Form of Monthly Payment Instructions and Notification to Trustee
Exhibit F      Form of Monthly Certificateholders' Statement
Exhibit G      Form of Commitment Transfer Supplement
Exhibit H-1    Form of Undertaking Letter - Qualified Institutional Buyer
Exhibit H-2    Form of Undertaking Letter - Accredited Investor

ANNEXES

Annex 1        Base Daily Average Merchandise Returns

          SERIES 1996-2 SUPPLEMENT, dated as of April 25, 1996 (this "Supplement"), among SFA Finance Company, a Delaware corporation, as Seller, Saks & Company, a New York corporation, as Servicer, the several financial institutions party hereto as of the Closing Date (collectively, the "Initial Series 1996-2 Certificateholders" and individually, an "Initial Series 1996-2 Certificateholder"), the other financial institutions from time to time parties hereto as purchasers pursuant to Section 22, Swiss Bank Corporation, New York Branch, as Administrative Agent (in such capacity, the "Administrative Agent"), and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement, dated as of April 25, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Seller, the Servicer and the Trustee.

          Section 6.14 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Seller to the Trustee for execution and authentication of one or more Series of Investor Certificates.

          Pursuant to this Supplement, the Seller shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

          SECTION 1.  Designation.  There is hereby created a Series of Investor
                      -----------
Certificates to be issued pursuant to the Agreement and this Supplement to be known as the "Series 1996-2 Certificates". The Series 1996-2 Certificates shall be issued in four Classes, which shall respectively be known as the "Series 1996-2 Class A Certificate, (the "Class A Certificate"), the "Series 1996-2 Class C Certificates" (the "Class C Certificates"), the "Series 1996-2 Class D-1 Certificates" (the "Class D-1 Certificates") and the "Series 1996-2 Class D-2 Certificate" (the "Class D-2 Certificate").

          SECTION 2.  Definitions.
                      -----------

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate

                                                                          2
only to the Series 1996-2 Certificates and no other Series of Certificates issued by the Trust.
          "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Closing Date) to but excluding the succeeding Distribution Date.

          "Acquiring Series 1996-2 Certificateholder" shall have the meaning specified in subsection 22(c).

          "Actual Daily Average Merchandise Returns" shall mean, with respect to any Monthly Period, (a) the quotient of (i) the aggregate dollar amount of credits posted to the Eligible Accounts during such Monthly Period with respect to merchandise returns and all other Credit Adjustments related to outstanding Eligible Receivables and (ii) the number of days in such Monthly Period divided by (b) Average Aggregate Principal Receivables for such Monthly Period.

          "Adjusted Invested Amount" shall mean, on any date of determination, the excess of the Invested Amount over the sum of the Class D-1 Principal Funding Account Balance plus, during the Rapid Amortization Period, the Class D-2 Principal Collections Subaccount Balance.

          "Adjusted Unpaid Invested Amount" shall mean, on any date of determination, the Adjusted Invested Amount plus the amount of all unreimbursed Investor Charge Offs and all unreimbursed Class D-1 Dilution Reductions and Class D-2 Dilution Reductions.

          "Administrative Agent" shall have the meaning specified in the preamble.

          "Aggregate Commitment Amount" shall mean, as of any date, the sum of the Commitments of all Series 1996-2 Certificateholders on such date.

          "Agreement" shall have the meaning specified in the preamble to this Agreement.

          "Alternate Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of
     (i) the average of the rates of interest publicly announced by the Class A Agent as its corporate base rate from time to time in effect at its principal office in Chicago, Illinois and the Administrative Agent as its prime rate in effect from time to time and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. The corporate base and prime rates are not intended to be the lowest rates of interest charged by the Class A Agent and the Administrative Agent in connection with the extension of credit to debtors.

                                                                          3
          "Amortization Period" shall mean the period following the Revolving Period, which shall be either the Scheduled Amortization Period or the Rapid Amortization Period.

          "Arrangers" shall mean Chase Securities Inc. and SBC Capital Markets Inc.

          "Available Pricing Amount" shall mean, on any Business Day, with respect to the portion of the Invested Amount represented by any Class, the sum of (i) the Unallocated Balance of such Class plus (ii) any portion of any increase in the portion of the Invested Amount represented by such Class on such date which, at the election of the Servicer has not been allocated to a Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche on such date.

          "Average Adjusted Invested Amount" shall mean for any period the sum of the Adjusted Invested Amount on each day of such period divided by the number of days in such period.

          "Average Invested Amount" shall mean for any period the sum of the Invested Amount on each day of such period divided by the number of days in such period.

          "Base Daily Average Merchandise Returns" shall mean, for each Fiscal Month, the number with respect to such Fiscal Month set forth opposite such Fiscal Month in Annex 1 hereto.

          "Base Rate" shall mean, with respect to any Monthly Period, (i) the sum of (a) the amount of interest accrued or to accrue on each Class of Series 1996-2 Certificates for the Accrual Period ending in the month following the end of such Monthly Period and (b) the amount of the Investor Monthly Servicing Fee allocable to the Series 1996-2 Certificates in respect of such Monthly Period divided by (ii) the Average Invested Amount with respect to such Monthly Period times (iii) 12.

          "Benefitted Series 1996-2 Certificateholder" shall have the meaning specified in Section 23.

          "Benchmark Dilution Percentage" shall mean 7.50%.

          "Certificate Interest" shall mean the Class A Certificate Interest, the Class C Certificate Interest and the Class D-1 Certificate Interest.

          "Change in Law" shall have the meaning specified in subsection 15(e).

          "Class A Additional Interest" shall have the meaning specified in subsection 4.5A(a).

                                                                          4
          "Class A Agent" shall mean The First National Bank of Chicago in its capacity as Agent for Falcon and the Class A Certificateholders.

          "Class A Average Invested Amount" shall mean for any period the sum of the Class A Invested Amount on each day of such period divided by the number of days in such period.

          "Class A Average Unpaid Invested Amount" shall mean for any period the sum of the Class A Invested Amount and the unreimbursed Class A Charge Offs on each day of such period divided by the number of days in such period.

          "Class A Certificate" shall have the meaning specified in Section 1.

          "Class A Certificateholder" shall mean each holder of any beneficial interest in the Class A Certificate; provided that for purposes of the Pooling and Servicing Agreement, the Trustee shall be entitled to treat the Class A Agent, as registered holder of the Class A Certificate, as the sole Certificateholder of the Class A Certificate, and shall be entitled to treat the Class A Certificateholders as Certificate Owners, as if the Class A Certificate were issued as a Book-Entry Certificate and the Class A Agent were the Clearing Agency with respect thereto.

          "Class A Certificate Interest" shall have the meaning specified in subsection 4.5A(a).

          "Class A Commitment Fee" shall have the meaning set forth in subsection 10(b).

          "Class A Daily Alternate Base Rate Interest Expense" for any day in any Accrual Period, shall mean the product of (a) the sum of (i) the portion of the Class A Invested Amount not allocated to any Class A LIBO Tranche on such day and (ii) the amount deposited and being held in the Class AC Distribution Account pursuant to subsection 7(b) in respect of any decrease in the Class A Invested Amount divided by 365 (or 366, as the case
                                             ------- --
     may be, as determined pursuant to Section 10(e)) and (b) the Alternate Base Rate in effect on such day.

          "Class A Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Class A Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the Adjusted Invested Amount as of the preceding Business Day.

          "Class A Floating Allocation Percentage" shall mean:

                                                                          5
           (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the Class A Average Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer
     Date) and the denominator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date).

          (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Class A Invested Amount at the end of the preceding Business Day and the denominator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day.

          "Class A Increase" shall have the meaning specified in subsection
     6(a).

          "Class A Initial Invested Amount" shall mean $0.

          "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Invested Amount on the immediately preceding Business Day (or on the Closing Date, the Class A Initial Invested Amount), plus (b) the amount of any increase in the Class A Invested Amount made since such preceding Business Day, minus (c) the aggregate amount of any payments of Certificate Principal paid to the Class A Certificateholders pursuant to Section 7 or 4.11 since such preceding Business Day, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to subsections 4.8A(f) and 4.9A(h) prior to such date of determination.

          "Class A Investor Charge Off" shall have the meaning specified in subsection 4.6A(b)(iv).

          "Class A Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections during the Revolving Period and the Scheduled Amortization Period, the Investor Default Amount and Shortfall Share at any time and Principal Collections during the Revolving Period, the Class A Floating Allocation Percentage and
     (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Amortization Period, the Class A Fixed Allocation Percentage.

          "Class A LIBO Period" shall mean, (a) with respect to any Class A LIBO Tranche allocated on a date other than a

                                                                          6
     Distribution Date, the period commencing on and including the applicable date on which the applicable portion of the Class A Invested Amount was so allocated to such Class A LIBO Tranche in accordance with Section 6 or 8 hereof and ending on but excluding the Distribution Date occurring, at the election of the Seller, two or three months thereafter (or such longer period thereafter as may be agreed by the Class A Agent (such agreement not to be unreasonably withheld) and (b) in the case of any Class A LIBO Tranche allocated on a Distribution Date pursuant to Section 6 or 8, the period commencing on and including such applicable Distribution Date and ending on but excluding the Distribution Date which is one month, two months or three months thereafter, as selected by the Seller (or such longer period thereafter as may be agreed by the Class A Agent), provided
                                                                      --------
     that any LIBO Period that would otherwise extend beyond the Scheduled Series 1996-2 Termination Date shall end on the Scheduled Series 1996-2 Termination Date.

          "Class A LIBO Rate" shall have the meaning set forth in the Fee Letter; provided that the Class A LIBO Rate for any Accrual Period shall not be greater than LIBOR plus 0.60%.
                               ----

          "Class A LIBO Tranche" shall mean each portion of the Class A Invested Amount for which Class A Certificate Interest is calculated by reference to LIBOR with respect to a particular LIBO Period.

          "Class A Monthly Charge Off Interest" shall have the meaning specified in subsection 4.5A(a).

          "Class A Unpaid Invested Amount" shall mean, as of any date of determination, the Class A Invested Amount plus the amount of any unreimbursed Class A Investor Charge Offs as of such date of determination.

          "Class AC Deficiency Amount" shall have the meaning specified in subsection 4.6A(a).

          "Class AC Distribution Account" shall have the meaning specified in 4.2B(c).

          "Class AC Excess Spread" shall mean, with respect to any Monthly Period, the excess of (a) the sum of (i) the Class AC Invested Percentage of Finance Charge Collections for such Monthly Period and (ii) the Class AC Invested Percentage of all investment earnings earned during such Monthly Period and credited to the Series 1996-2 Finance Charge Subaccount pursuant to subsection 4.2B(f) over (b) the sum of (i) the amounts payable from the Class AC Finance Charge Subaccount pursuant to subsections 4.8A(a) and (b),
     (ii) the Class AC Monthly Servicing Fee with respect to such Monthly Period plus all accrued and unpaid Class AC Monthly Servicing Fees for all prior Monthly Periods and (iii) the

                                                                          7
     Class AC Invested Percentage of the Investor Default Amount with respect to such Monthly Period.
          "Class AC Finance Charge Subaccount" shall have the meaning specified in 4.2B(a).

          "Class AC Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections, Principal Collections, the Investor Default Amount, the Monthly Servicing Fee and the Shortfall Share, the sum of the applicable Class A Invested Percentage and Class C Invested Percentage, (b) with respect to Shared Principal Collections, a fraction the numerator of which is the Class AC Principal Shortfall and the denominator of which is the Principal Shortfalls for all Series and Classes of Investor Certificates sharing Principal Collections and (c) with respect to Shared Finance Charge Collections, a fraction the numerator of which is the Class AC Deficiency and the denominator of which is the sum of the "Deficiencies" for all Series and Classes of Investor Certificates.

          "Class AC Monthly Total Principal Allocation" shall mean, with respect to any Business Day in any Monthly Period, the sum of the Class AC Principal Allocation for such Business Day and for each preceding Business Day in such Monthly Period; provided, however, that the Class AC Monthly Total Principal Allocation shall be increased or decreased by the amount deposited to or withdrawn from the Class AC Principal Collections Subaccount pursuant to subsection 4.4A(e).

          "Class AC Principal Allocation" shall have the meaning specified in subsection 4.4A(b)(v).

          "Class AC Principal Collections Subaccount" shall have the meaning specified in subsection 4.2B(a).

          "Class AC Principal Shortfall" shall mean during the Amortization Period, the excess, if any, of the sum of the Class A Invested Amount and the Class C Invested Amount over the Class AC Monthly Total Principal Allocation.

          "Class AC Spread Account" shall have the meaning specified in subsection 4.2B(d).

          "Class AC Spread Percentage" shall mean, with respect to any Monthly Period, the aggregate of the Class AC Excess Spread for such period divided by the number of days in the period multiplied by 365 (or 366, as the case may be, as determined pursuant to Section 10(e)) and divided by the average Class AC Invested Amount during such Monthly Period.

                                                                          8
          "Class ACD-1 Invested Percentage" means the sum of the Class AC Invested Percentage and the Class D-1 Invested Percentage.

          "Class C Additional Interest" shall have the meaning specified in subsection 4.5A(b).

          "Class C Average Invested Amount" shall mean for any period the sum of the Class C Invested Amount on each day of such period divided by the number of days in such period.

          "Class C Average Unpaid Invested Amount" shall mean for any period the sum of the Class C Invested Amount and the unreimbursed Class C Charge Offs on each day of such period divided by the number of days in such period.

          "Class C Certificate" shall have the meaning specified in Section 1.

          "Class C Certificateholder" shall mean each holder of any interest in any Class C Certificate.

          "Class C Certificate Interest" shall have the meaning specified in
     Section 4.5A(b).

          "Class C Commitment Fee" shall have the meaning set forth in subsection 10(c).

          "Class C Daily Alternate Base Rate Interest Expense" for any day in any Accrual Period, shall mean the product of (a) the sum of (i) the portion of the Class C Invested Amount not allocated to any Class C LIBO Tranche on such day and (ii) the amount deposited and held in the Class AC Distribution Account on such day pursuant to subsection 7(b) in respect of any decrease in the Class C Invested Amount divided by 365 (or 366, as the
                                                 ------- --
     case may be, as determined pursuant to Section 10(e)) and (b) the Alternate Base Rate in effect on such day.

          "Class C Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Class C Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the Adjusted Invested Amount as of the preceding Business Day.

          "Class C Floating Allocation Percentage" shall mean:

           (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the Class C Average Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding

                                                                          9
     such Transfer Date) and the denominator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date).

          (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Class C Invested Amount at the end of the preceding Business Day and the denominator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day.

          "Class C Increase" shall have the meaning specified in subsection
     6(b).

          "Class C Initial Invested Amount" shall mean $0.

          "Class C Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class C Invested Amount on the immediately preceding Business Day (or on the Closing Date, the Class C Initial Invested Amount), plus (b) the amount of any increase in the Class C Invested Amount made since such preceding Business Day, minus (c) the aggregate amount of any payments of Certificate Principal paid to the Class C Certificateholders pursuant to Section 7 or 4.11A since such preceding Business Day, minus (d) the excess, if any, of the aggregate amount of Class C Investor Charge Offs over Class C Investor Charge Offs reimbursed pursuant to subsections 4.8A(f) and 4.9A(h) prior to such date of determination.

          "Class C Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections during the Revolving Period and the Scheduled Amortization Period, the Investor Default Amount and Shortfall Share at any time and Principal Collections during the Revolving Period, the Class C Floating Allocation Percentage and
     (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Amortization Period, the Class C Fixed Allocation Percentage.

          "Class C Investor Charge Off" shall have the meaning specified in subsection 4.6A(b)(iii).

          "Class C LIBO Period" shall mean, with respect to any Class C LIBO Tranche, a period commencing on and including the applicable Distribution Date and ending on but excluding the Distribution Date which is one, two, three or six months thereafter, as selected by the Seller, provided that any Class C LIBO Period that would otherwise extend beyond the Scheduled Series 1996-2 Termination Date shall end on the Scheduled Series 1996-2 Termination Date.

                                                                         10
          "Class C LIBO Rate" shall mean. with respect to each day during a LIBO Period pertaining to a Class C LIBO Tranche, a rate per annum equal to LIBOR plus 0.60%.

          "Class C LIBO Tranche" shall mean each portion of the Class C Invested Amount for which Class C Certificate Interest is calculated by reference to LIBOR with respect to a particular LIBO Period.

          "Class C Monthly Charge Off Interest" shall have the meaning specified in subsection 4.5A(b)(v).

          "Class C Reallocated Amounts" shall have the meaning specified in subsection 4.6A(b)(ii).

          "Class C Unpaid Invested Amount" shall mean, as of any date of determination, the Class C Invested Amount plus any unreimbursed Class C Investor Charge Offs as of such date of determination.

          "Class D Certificates" shall mean the collective reference to the Class D-1 Certificates and the Class D-2 Certificates.

          "Class D Deficiency Amount" shall have the meaning specified in subsection 4.7A(a).

          "Class D Finance Charge Subaccount" shall have the meaning specified in 4.2B(a).

          "Class D Invested Percentage" shall mean, as of any date of determination, the sum of the applicable Class D-1 Invested Percentage and Class D-2 Invested Percentage, provided that with respect to Shared Finance Charge Collections, the Class D Invested Percentage shall equal a fraction the numerator of which is the Class D Deficiency Amount and the denominator of which is the sum of the "Deficiencies" with respect to all Series and Classes of Investor Certificates.

          "Class D Percentage" shall mean, as of the close of business on any Transfer Date, the percentage equivalent of a fraction the numerator of which is the Class D Invested Amount as of such Transfer Date and the denominator of which is the Adjusted Invested Amount as of such Transfer Date.

          "Class D Spread Account Percentage" shall mean, as of any Business Day, the percentage equivalent of a fraction the numerator of which is the amount on deposit in the Class D Spread Account at the end of the preceding Business Day and the denominator of which is the Adjusted Invested Amount as of the end of the preceding Business Day.

                                                                         11
          "Class D Spread Shortfall Amount" shall mean, with respect to any Business Day, the amount, if any, equal to the lesser of (a) the Class D-2 Invested Percentage of the Invested Percentage of Principal Collections for such Business Day, as reflected in the Daily Report for such Business Day, and (b) the excess of the Required Class D Spread Account Amount as of the preceding Business Day over the amount on deposit in the Class D Spread Account on such Business Day (after giving effect all allocations, if any, to be made on such Business Day pursuant to subsections 4.8A and 4.9A).

          "Class D Spread Account" shall have the meaning specified in subsection 4.2B(d).

          "Class D-1 Additional Interest" shall have the meaning specified in subsection 4.5A(c).

          "Class D-1 Adjusted Invested Amount" shall mean, as of any date of determination, the Class D-1 Invested Amount minus the lesser of the Class D-1 Invested Amount and the Class D-1 Principal Funding Account Balance.

          "Class D-1 Average Adjusted Invested Amount" shall mean for any period the sum of the Class D-1 Adjusted Invested Amount on each day of such period divided by the number of days in such period.

          "Class D-1 Average Unpaid Invested Amount" shall mean for any period the sum of the Class D-1 Invested Amount and the unreimbursed Class D-1 Charge Offs on each day of such period divided by the number of days in such period.


          "Class D-1 Certificate" shall have the meaning specified in Section 1.

          "Class D-1 Certificateholder" shall mean each holder of any interest in any Class D-1 Certificate.

          "Class D-1 Certificate Interest" shall have the meaning specified in subsection 4.5A(c).

          "Class D-1 Commitment Fee" shall have the meaning set forth in subsection 10(d).

          "Class D-1 Daily Alternate Base Rate Interest Expense" for any day in any Accrual Period, shall mean the product of (a) the sum of (i) the portion of the Class D-1 Invested Amount not allocated to any Class D-1 LIBO Tranche on such day and (ii) the amount deposited and held in the Class D-1 Distribution Account pursuant to subsection 7(b) on such day in respect of any decrease in the Class D-1 Invested Amount divided by 365 (or
                                                              ------- --
     366, as the case may be, as determined

                                                                         12
     pursuant to subsection 10(e)) and (b) the Alternate Base Rate in effect on such day.
          "Class D-1 Dilution Reduction" shall mean any reduction of the Class D-1 Invested Amount pursuant to Section 4.14A.

          "Class D-1 Distribution Account" shall have the meaning specified in
     Section 4.2B(c).

          "Class D-1 Excess Spread" shall mean, with respect to any Monthly Period, the excess of (a) the sum of (i) the Class D-1 Invested Percentage of Finance Charge Collections with respect to the such Monthly Period and
     (ii) the Class D-1 Invested Percentage of all investment earnings earned during such Monthly Period and credited to the Series 1996-2 Finance Charge Subaccount pursuant to subsection 4.2B(f) over (b) the sum of (a) the amount required to be transferred from the Class D-1 Finance Charge Account pursuant to Section 4.9A(a) on the Distribution Date following the end of such Monthly Period, (b) the Class D-1 Invested Percentage of the Monthly Servicing Fee for such Monthly Period plus all accrued and unpaid Class AC Monthly Servicing Fees for all prior Monthly Periods and (c) the Class D-1 Invested Percentage of the Investor Default Amount for such Monthly Period.

          "Class D-1 Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Class D-1 Adjusted Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the Adjusted Invested Amount as of the preceding Business Day.

          "Class D-1 Floating Allocation Percentage" shall mean:

           (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the Class D-1 Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and the denominator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date).

          (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Class D-1 Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which

                                                                         13
     shall be the Adjusted Invested Amount at the end of the preceding Business Day.
          "Class D-1 Initial Invested Amount" shall mean $0.

          "Class D-1 Increase" shall have the meaning specified in subsection 6(b).

          "Class D-1 Investor Charge Off" shall have the meaning specified in subsection 4.7A(b)(iv).

          "Class D-1 Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D-1 Invested Amount on the immediately preceding Business Day (or on the Closing Date, the Class D-1 Initial Invested Amount), plus (b) the amount of any increase in the Class D-1 Invested Amount made since such preceding Business Day, minus (c) the aggregate amount of any payments of Certificate Principal paid to the Class D-1 Certificateholders pursuant to Section 7 or 4.12A since such preceding Business Day, minus (c) the excess, if any, of the aggregate amount of Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions over Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions reimbursed pursuant to subsections 4.8A(i) and 4.9A(e) prior to such date of determination.

          "Class D-1 Invested Percentage" shall mean (a) with respect to Finance Charge Collections during the Revolving Period and the Scheduled Amortization Period, the Investor Default Amount and Shortfall Share at any time and Principal Collections during the Revolving Period, the Class D-1 Floating Allocation Percentage, (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Amortization Period, the Class D-1 Fixed Allocation Percentage and (c) with respect to Shared Principal Collections, a fraction the numerator of which is the Class D-1 Principal Shortfall and the denominator of which is the sum of the Principal Shortfalls for all Series and Classes of Investor Certificates sharing Principal Collections.

          "Class D-1 LIBO Period" shall mean, with respect to any Class D-1 LIBO Tranche, a period commencing on and including the applicable Distribution Date and ending on but excluding the Distribution Date which is one, two, three or six months thereafter, as selected by the Seller, provided that any Class D-1 LIBO Period that would otherwise extend beyond the Scheduled Series 1996-2 Termination Date shall end on the Scheduled Series 1996-2 Termination Date.

          "Class D-1 LIBO Rate" shall mean. with respect to each day during a LIBO Period pertaining to a Class D-1 LIBO Tranche, a rate per annum equal to LIBOR plus 1.60%.

                                                                         14
          "Class D-1 LIBO Tranche" shall mean each portion of the Class D-1 Invested Amount for which Class D-1 Certificate Interest is calculated by reference to LIBOR with respect to a particular LIBO Period.

          "Class D-1 Monthly Charge Off Interest" shall have the meaning specified in subsection 4.5A(c).

          "Class D-1 Monthly Principal Distribution" shall mean, (a) with respect to any Monthly Period during the Scheduled Amortization Period, the lesser of (i) the Class D-1 Adjusted Invested Amount and (ii) the excess of the Class D Invested Amount over the Required Class D Invested Amount and
     (b) with respect to any Monthly Period during the Rapid Amortization Period, (i) prior to the date on which the Class A Invested Amount has been reduced to zero, zero and (ii) after the date on which the Class A Invested Amount has been reduced to zero, the lesser of (A) the Class D-1 Adjusted Invested Amount and (B) the excess of the Class D Invested Amount over the Required Class D Invested Amount.

          "Class D-1 Monthly Total Principal Allocation" shall have the meaning specified in subsection 4.4A(b)(vi).

          "Class D-1 Principal Allocation" shall have the meaning specified in subsection 4.4A(b)(vi).

          "Class D-1 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2B(a).

          "Class D-1 Principal Funding Account" shall have the meaning specified in subsection 4.2B(b).

          "Class D-1 Principal Funding Account Balance" shall mean, on any date of determination, the amount on deposit in the Class D-1 Principal Funding Account on such date (exclusive of investment earnings thereon).

          "Class D-1 Principal Shortfall" shall mean during the Amortization Period, the excess, if any, of the Class D-1 Monthly Principal Distribution over the Class D-1 Monthly Total Principal Allocation.

          "Class D-1 Spread Percentage" shall mean, with respect to any period, the aggregate of the Class D-1 Excess Spread for such period divided by the number of days in the period multiplied by 365 (or 366, as the case may be, as determined pursuant to Section 10(e)) and divided by the average Class D-1 Invested Amount during such period.

          "Class D-1 Unpaid Invested Amount" shall mean the Class D-1 Invested Amount plus the amount of any unreimbursed Class D-1 Investor Charge Offs and unreimbursed Class D-1 Dilution Reductions.

                                                                         15
          "Class D-2 Adjusted Invested Amount" shall mean, as of any date of determination, the Class D-2 Invested Amount minus, during the Rapid Amortization Period, the amount on deposit in the Class D-2 Principal Collections Subaccount.

          "Class D-2 Average Adjusted Invested Amount" shall mean for any period the sum of the Class D-2 Adjusted Invested Amount on each day of such period divided by the number of days in such period.

          "Class D-2 Certificate" shall have the meaning specified in Section 1.

          "Class D-2 Certificateholder" shall mean each holder of any interest in any Class D-2 Certificate.

          "Class D-2 Dilution Reduction" shall mean any reduction of the Class D-2 Invested Amount pursuant to Section 4.14A.

          "Class D-2 Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Class D-2 Adjusted Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the Adjusted Invested Amount as of the preceding Business Day.

          "Class D-2 Floating Allocation Percentage" shall mean:

           (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be of the Class D-2 Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and the denominator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date).

          (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Class D-2 Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day.

          "Class D-2 Increase" shall have the meaning set forth in subsection 6(c).

          "Class D-2 Initial Invested Amount" shall mean $0.

                                                                         16
          "Class D-2 Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D-2 Invested Amount on the immediately preceding Business Day (or on the Closing Date, the Class D-2 Initial Invested Amount), plus (b) the amount of any increase in the Class D-2 Invested Amount made since such preceding Business Day, minus (c) the aggregate amount of any payments of Certificate Principal paid to the Class D-2 Certificateholders pursuant to Section 7 or 4.12A since such preceding Business Day, minus (c) the excess, if any, of the aggregate amount of Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions over Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions reimbursed pursuant to subsections 4.8A(i) and 4.9A(e) prior to such date of determination.

          "Class D-2 Invested Percentage" shall mean (a) with respect to Finance Charge Collections during the Revolving Period and the Scheduled Amortization Period, the Investor Default Amount and Shortfall Share at any time and Principal Collections during the Revolving Period, the Class D-2 Floating Allocation Percentage, (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Amortization Period, the Class D-2 Fixed Allocation Percentage and (c) with respect to Shared Principal Collections, a fraction the numerator of which is the Class D-2 Principal Shortfall and the denominator of which is the sum of the Principal Shortfalls for all Series and Classes of Investor Certificates sharing Principal Collections.

          "Class D-2 Investor Charge Off" shall have the meaning specified in subsection 4.7A(b)(iii).

          "Class D-2 Monthly Principal Distribution" shall mean, with respect to any Monthly Period during the Amortization Period, (i) prior to the date on which the Class D-1 Invested Amount has been reduced to zero, zero and (ii) after the date on which the Class D-1 Invested Amount has been reduced to zero, the lesser of (A) the Class D-2 Adjusted Invested Amount and (B) the excess of the Class D-2 Invested Amount over the Required Class D Invested Amount.

          "Class D-2 Monthly Total Principal Allocation" shall mean, as of any Business Day, the sum of the Class D-2 Principal Allocation for such Business Day and each previous Business Day during the same Monthly Period, in each case as reflected in the Daily Reports with respect to such Business Days; provided, however, that on each Determination Date the Class D-2 Monthly Total Principal Collection shall be increased or decreased by the amount deposited to or withdrawn from the Class D-2 Principal Collections Subaccount pursuant to Section 4.4(e).

                                                                         17
          "Class D-2 Principal Allocation" shall have the meaning specified in subsection 4.4A(c)(vii).

          "Class D-2 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2B(a).

          "Class D-2 Principal Shortfall" shall mean during the Amortization Period, the excess, if any, of the Class D-2 Monthly Principal Distribution over the Class D-2 Monthly Total Principal Allocation.

          "Class D-2 Reallocated Amounts" shall have the meaning specified in subsection 4.7A(b)(ii).

          "Class D-2 Unpaid Invested Amount" shall mean, as of any date of determination, the Class D-2 Invested Amount plus the aggregate amount of all unreimbursed Class D-2 Investor Charge Offs and unreimbursed Class D-2 Dilution Reductions on such date of determination.

          "Closing Date" shall have the meaning specified in Section 16.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Commitment" shall mean, as to any Other Class A Certificateholder, Class C Certificateholder or Class D-1 Certificateholder, its obligation to maintain and, subject to certain conditions, increase its portion of the Invested Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Series 1996-2 Certificateholder's name in Schedule I under the caption "Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all such Series 1996-2 Certificateholders, the "Commitments".

          "Commitment Percentage" shall mean, as to any Other Class A Certificateholder, Class C Certificateholder or Class D-1 Certificateholder as of any date, the percentage equivalent of a fraction, the numerator of which is such Certificateholder's Commitment as set forth on Schedule I (as such Schedule may be amended from time to time in connection with any reduction of the Commitments pursuant hereto) and the denominator of which is the aggregate of all Commitments of all Other Class A Certificateholders, Class C Certificateholders or Class D-1 Certificateholders, as the case may be, as of such date.

          "Determination Date" shall mean, notwithstanding anything to the contrary contained in the Pooling and Servicing Agreement, each day on which a Determination Date with respect to the Series 1996-1 Certificates occurs.

                                                                         18
          "Dilution Factor" shall mean, after the Existing Trust Termination Date, with respect to any Accrual Period, the quotient of the Two Month Rolling Average Actual Merchandise Returns divided by the Two Month Rolling Average Base Merchandise Returns, in each case calculated as of the immediately preceding Determination Date.

          "Distribution Date" shall mean, notwithstanding anything to the contrary contained in the Agreement, the 20th day of each calendar month or, if such 20th day is not a DTC Business Day, the next DTC Business Day.

          "DTC Business Day" shall mean any Business Day on which The Depository Trust Company is open for business.

          "Duff & Phelps" shall mean, Duff & Phelps Credit Rating Co., and any successor thereto.

          "Enhancement" shall mean the Class C Certificate.

          "Enhancement Providers" shall mean the Class C Certificateholders.

          "Excess Funding Investment Proceeds" shall mean all investment income credited to the Excess Funding Account and credited to the Finance Charge Subaccount in accordance with subsection 4.3(g) of the Agreement.

          "Falcon" shall mean Falcon Asset Securitization Corporation, a Delaware corporation.

           "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Class A Agent from three federal funds brokers of recognized standing selected by it.

          "Fee Letter" shall mean that certain letter agreement, dated April 25, 1996, among the Seller, the Servicer and the Class A Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Finance Charge Subaccounts" shall mean the collective reference to the Series 1996-2 Finance Charge Subaccount, the Class AC Finance Charge Subaccount and the Class D Finance Charge Subaccount.

          "First Chicago" shall have the meaning specified in subsection
     4(a)(i).

                                                                         19
          "Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables as of the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Invested Percentages for allocations with respect to Finance Charge Collections (when used to allocate Finance Charge Collections) and Principal Collections (when used to allocate Principal Collections) for all outstanding Series on such date of determination.

          "Floating Allocation Percentage" shall mean:

           (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Distribution Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer
     Date) and the denominator of which shall be the greater of (x) the Average Aggregate Principal Receivables during the preceding Monthly Period (or, in the case of the first Distribution Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and (y) the sum of the numerators used to calculate the Invested Percentages for such date of determination with respect to Finance Charge Collections for all Series of Investor Certificates outstanding.

          (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables on the preceding Business Day and (y) the sum of the numerators used to calculate the Invested Percentages for such date of determination with respect to Finance Charge Collections for all Series of Investor Certificates outstanding.

          "Funding Costs" shall mean increased costs, reemployment costs and other amounts due the Series 1996-2 Certificateholders pursuant to Section 15 hereto.

          "Increase" shall mean, with respect to any Increase Date, the sum of the Class A Increase, the Class C Increase, the Class D-1 Increase and the Class D-2 Increase on such Increase Date.

          "Increase Date" shall mean the date of any increase of the Invested Amount pursuant to Section 6.

                                                                         20
          "Increased Costs" shall have the meaning specified in subsection
     15(d).

          "Initial Invested Amount" shall mean the Invested Amount in effect from time to time; provided that for purposes of determining the length of the Accumulation Period of any Series other than Series 1996-2 the Initial Invested Amount shall be zero.

          "Invested Amount" shall mean, on any date of determination, the sum of the Class A Invested Amount, the Class C Invested Amount, the Class D-1 Invested Amount and the Class D-2 Invested Amount on such date of determination.

          "Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections during the Revolving Period and the Scheduled Amortization Period, the Default Amount and the Shortfall Share at any time and Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

          "Investor Charge Off" shall mean a Class A Investor Charge Off, a Class C Investor Charge Off, a Class D-1 Investor Charge Off or a Class D-2 Investor Charge Off.

          "Investor Default Amount" shall mean, for each Transfer Date, an amount equal to the product of (a) the Default Amount with respect to the previous Monthly Period and (b) the Invested Percentage with respect to such Transfer Date.

          "LIBO Period" shall mean a Class A LIBO Period, Class C LIBO Period or Class D-1 LIBO Period, as the case may be.

          "LIBO Tranche" shall mean a Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche, as the context requires.

          "LIBOR" means with respect to each day during each LIBO Period with respect to a Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche, the rate per annum equal to the average (rounded upwards to the nearest 1/16 of 1%) of the rates of the Reference Banks quoted on page 3750 of the Telerate Screen for deposits in United States dollars for a period equal to the length of the related LIBO Period as of 10:00 A.M., New York City time, two London Business Days prior to the beginning of such LIBO Period for delivery on the first day of such LIBO Period; provided that if only one rate appears on such page of the Telerate Screen, LIBOR for such LIBO Period shall mean such quoted rate; provided, further, that if it is
                                              --------
     not possible to obtain or determine the average of the rates of the Reference Banks as provided

                                                                         21
     above, the "LIBOR" shall mean, with respect to each day during each LIBO Period pertaining to a Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Class A Agent by each of the Reference Banks as the rate at which such Reference Bank offers dollar deposits to prime banks at or about 10:00 A.M., New York City time, two London Business Days prior to the beginning of such LIBO Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its interest in the Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche are then being conducted for delivery on the first day of such LIBO Period for the number of days comprised therein and in an amount comparable to the amount of the Class A LIBO Tranche, Class C LIBO Tranche or Class D-1 LIBO Tranche.

          "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Minimum Seller Percentage" shall mean, at any time after the Existing Trust Termination Date, the excess of the Required Dilution Percentage over the sum of the Class D Percentage and the Class D Spread Account Percentage.

          "Monthly Period Class AC Finance Charge Subaccount Allocation" shall have the meaning specified in subsection 4.6A(a).

          "Monthly Period Class D Finance Charge Subaccount Allocation" shall have the meaning specified in subsection 4.7A(a).

          "Other Class A Certificateholders" shall have the meaning specified in subsection 4(a)(ii).

          "Participant"  shall have the meaning specified in Section 22.

          "Participant Warranties"  shall have the meaning specified in Section
     22.

          "Payment Date" shall mean, (i) with respect to payments of Class A Certificate Interest, each Distribution Date; (ii) with respect to payments of Class C Certificate Interest and Class D-1 Certificate Interest, each Distribution Date; (iii) with respect to payments of Certificate Principal with respect to the Class A Certificate, (A) in the case of decreases in the Class A Invested Amount during the Revolving Period, each DTC Business Day and (B) in the case of distributions during the Amortization Period, each Distribution Date; and (iv) with

                                                                         22
     respect to payments of Certificate Principal with respect to the Class C Certificate and the Class D Certificate, (A) in the case of decreases in the Invested Amount during the Revolving Period, each DTC Business Day and
     (B) in the case of distributions during the Amortization Period, each Distribution Date.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-2 Pay Out Event is deemed to occur pursuant to Section 14 of this Supplement.

          "Person" includes any individual, sole proprietorship, joint venture, trust, incorporated organization, association, corporation, institution, party, entity or governmental authority.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is an amount equal to the excess of (i) the amount of Finance Charge Collections allocated to the Series 1996-2 Certificates and deposited in the Finance Charge Subaccounts pursuant to Section 4.4A for such Monthly Period (including, without limitation, the amount of any investment income on the Class D-1 Principal Funding Account deposited in the Series 1996-2 Finance Charge Subaccount pursuant to subsection 4.2B(f) and the Invested Percentage of any Excess Funding Investment Proceeds, all of which are to be treated as Finance Charge Collections in accordance herewith), calculated on a cash basis over (ii) the Investor Default Amount and (b) the denominator of which is the Average Invested Amount for the preceding Monthly Period.

          "Principal Collections Subaccounts" shall mean the collective reference to the Series 1996-2 Principal Collections Subaccount, the Class AC Principal Collections Subaccount, the Class D-1 Principal Collections Subaccount and the Class D-2 Principal Collections Subaccount.

          "Principal Shortfall" shall mean (a) for the Series 1996-2 Certificates on any Business Day during the Amortization Period, the sum of the Class AC Principal Shortfall, the Class D-1 Principal Shortfall and the Class D-2 Principal Shortfall on such Business Day and (b) for any other Series the amounts specified as such in the Supplement for such other Series.

          "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Trust (including the

                                                                         23
     Trust's assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Seller has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Seller determines is (or may be) a "partner" within the meaning of section 1.7704-1(h)(1)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). Initially, the Private Holders include each holder of the Exchangeable Seller Certificate or any interest therein, the interest of the Servicer, the Class C Certificate and the Class D Certificates. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S Corporation or grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Seller (which consent shall be based upon an Opinion of Counsel to the effect that the action taken pursuant to the consent will not cause the Trust to be treated as a publicly traded partnership taxable as a corporation).

          "Rapid Amortization Period" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the Trust Termination Date and (ii) the Series Termination Date.

          "Rating Agencies" shall mean, collectively, Moody's, Duff & Phelps, and each other nationally recognized statistical rating agency which, at the request of the Seller or the Servicer, has assigned a rating to one or more classes of Series 1996-2 Certificates.

          "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last Business Day of the preceding Monthly Period.

          "Reference Banks" shall mean four banks designated in writing by the Servicer.

          "Replacement Certificateholder" shall have the meaning specified in subsection 15(g).

          "Required Class A Certificateholders" shall mean Class A Certificateholders holding in the aggregate more than 50%

                                                                         24
     of the Commitments or, during the Amortization Period, more than 50% of the Class A Unpaid Invested Amount.
          "Required Class AC Spread Account Amount" shall mean, with respect to any Transfer Date, a percentage of the Invested Amount determined based on the Three Month Rolling Class AC Spread Percentage with respect to such Transfer Date as follows: (A) if the Three Month Rolling Class AC Spread Percentage is greater than 4.50%, 1.00%, (B) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 4.50% but more than 4.00%, 2.50%, (C) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 4.00% but more than 3.50%, 3.25%, (D) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 3.50% but more than 3.00%, 4.00%, (E) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 3.00% but more than 2.50%, 4.75%, (F) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 2.50% but more than 2.00%, 5.50%, (G) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 2.00% but more than 1.50%, 6.00%, and (H) if the Three Month Rolling Class AC Spread Percentage is less than or equal to 1.50%, 7.50%. Notwithstanding the foregoing, once a percentage of the Invested Amount has become effective as set forth above, such percentage shall not be decreased until the third consecutive Transfer Date thereafter on which such a decrease would be permitted, in which case the decreased percentage of the Invested Amount which shall become effective shall be the highest of the percentages otherwise permissible on such three consecutive Transfer Dates.

          "Required Class C Invested Amount" shall mean, (a) prior to the date on which the Class A Invested Amount has been reduced to zero, the product of 7.36% and the Adjusted Invested Amount and (b) thereafter, zero.

          "Required Class D Invested Amount" shall mean, (a) prior to the date on which the Class C Invested Amount has been reduced to zero, the product of 8% and the Adjusted Invested Amount and (b) thereafter, zero.

          "Required Class D-1 Invested Amount" shall mean, on any date during the Revolving Period, the product of 4% and the Adjusted Invested Amount on such date.

          "Required Class D-2 Invested Amount" shall mean, on any date during the Revolving Period, the product of 4% and the Adjusted Invested Amount on such date.

          "Required Class D Spread Account Amount" shall mean, with respect to any Transfer Date, a percentage of the Invested Amount as determined based on the Three Month Rolling Class D-1 Spread Percentage and the Dilution Factor,

                                                                         25
     respectively, with respect to such Transfer Date as follows: (A) if either the Three Month Rolling Class D-1 Spread Percentage is greater than 3.50% or the Dilution Factor is less than 107, 0%, (B) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 3.50% but greater than 3.00% or the Dilution Factor is equal to or greater than 107 but less than 112, 1.50%, (C) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 3.00% but greater than 2.50% or the Dilution Factor is equal to or greater than 112 but less than 117, 2.50%, (D) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 2.50% but greater than 2.00% or the Dilution Factor is equal to or greater than 117 but less than 122, 3.50%, (E) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 2.00% or the Dilution Factor is equal to or greater than 122, 4.00%. Notwithstanding the foregoing, (i) if the percentage of the Invested Amount determined solely by reference to the Three Month Rolling Class D-1 Spread Percentage would result in a different percentage than the percentage determined solely by reference to the Dilution Factor, the higher percentage of the Invested Amount shall become effective and (ii) once a percentage of the Invested Amount has become effective as set forth above, such percentage shall not be decreased until the third consecutive Transfer Date thereafter on which a lower percentage would otherwise have been permitted pursuant to the provisions set forth above, in which case the decreased percentage of the Invested Amount which shall become effective shall be the highest of the percentages otherwise permissible on such three consecutive Transfer Dates.

          "Required Dilution Percentage" shall mean, at any time after the Existing Trust Termination Date, with respect to any Accrual Period (a) during the Revolving Period and the Scheduled Amortization Period, the greater of (i) the product of (A) the Dilution Factor, calculated as of the Determination Date immediately preceding the beginning of such Accrual Period and (B) the Benchmark Dilution Percentage, and (ii) 8.00% and (b) during the Rapid Amortization Period, the greater of (i) the Required Dilution Percentage as calculated pursuant to clause (a) above and (ii) the Required Dilution Percentage as of the last day of the Revolving Period or the Scheduled Amortization Period, as the case may be.

          "Required Series 1996-2 Certificateholders" shall mean Series 1996-2 Certificateholders that represent in the aggregate more than 50% of the Commitments or, during the Amortization Period, more than 50% of the Unpaid Invested Amount.

          "Restricted Certificate" shall mean any Class C Certificate or Class D Certificate.

                                                                         26
          "Restricted Certificateholder" shall mean any Class C
     Certificateholder or Class D Certificateholder.

          "Restricted Certificateholder Warranties" shall mean, with respect to any initial purchase of a Restricted Certificate or any transfer of any interest of a Restricted Certificateholder pursuant to an assignee pursuant to Section 22 of this Supplement, the representations, certifications and warranties required to be given by such initial purchaser or assignee Restricted Certificateholder in the manner required by such Section, to the effect that:

                (a) The acquiror has not acquired and shall not sell, trade or transfer the Restricted Certificate, nor cause the Restricted Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code (including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified broker dealers by electronic means or otherwise); and

               (b) Unless the Seller consents otherwise (which consent shall be based upon an Opinion of Counsel to the effect that the action taken pursuant to the consent will not cause the Trust to be classified as a publicly traded partnership taxable as a corporation for federal income tax purposes), the acquiror (i) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (ii) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code.

          "Revolving Period" shall mean the period from and including the Closing Date to and including the earlier of (i) the close of business on the last day of the Monthly Period preceding the commencement of the Scheduled Amortization Period and (ii) the Pay Out Commencement Date.

          "Scheduled Amortization Period" shall mean the period from and including the first day of the April 1999 Monthly Period and ending on the earlier to occur of (i) the Series Termination Date and (ii) the Pay Out Commencement Date.

          "Scheduled Series 1996-2 Termination Date" shall mean the March 2002 Distribution Date.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Series 1996-2" shall mean the Series of the Saks Master Trust represented by the Series 1996-2 Certificates.

                                                                         27
          "Series 1996-2 Certificates" shall mean the Class A Certificate, the Class C Certificates and the Class D Certificates.

          "Series 1996-2 Certificateholders" shall mean the collective reference to the Class A Certificateholders, the Class C Certificateholders, the Class D-1 Certificateholders and the Class D-2 Certificateholders.

          "Series 1996-2 Finance Charge Subaccount" shall have the meaning specified in subsection 4.2B(a).

          "Series 1996-2 Pay Out Event" shall have the meaning specified in
     Section 14.

          "Series 1996-2 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2B(a).

          "Series 1996-2 Register" shall mean a register maintained by the Administrative Agent for recording transfers of the Series 1996-2 Certificates and interests therein.

          "Series Accounts" shall mean the Class D-1 Principal Funding Account, the Class D-1 Distribution Account, the Class AC Spread Account and the Class D Spread Account.

          "Series Pay Out Event" shall have the meaning specified in Section 14 of this Supplement.

          "Series Servicing Fee Percentage" shall mean 2%.

          "Series Termination Date" shall mean the earlier to occur of (i) the day during the Amortization Period after the Distribution Date on which the Series 1996-2 Certificates are paid in full, or (ii) the Scheduled Series 1996-2 Termination Date.

          "Shared Finance Charge Collections" shall mean either (a) the amounts allocated to the Series 1996-2 Certificates which, in accordance with
     Article IV, shall be allocated to the Investor Certificates of other Series (which are not retained by the Seller) or (b) amounts which the applicable Supplements for other Series specify are to be treated as "Shared Finance Charge Collections" and which may be applied to cover the Class AC Deficiency Amount and the Class D Deficiency Amount with respect to the Series 1996-2 Certificates.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amounts allocated to the Series 1996-2 Certificates which, in accordance with subsections 4.4A(a) and (b) and subsection 4.3(g) of the Agreement, shall be applied to cover principal shortfalls

                                                                         28
     with respect to Series other than Series 1996-2 or (b) the amounts allocated to the Investor Certificates (which are not retained by the Seller) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover a Principal Shortfall with respect to the Series 1996-2 Certificates pursuant to subsections 4.4A(b) and (c).

          "Supplement" shall have the meaning specified in the preamble to this Agreement.

          "Three Month Rolling Class AC Spread Percentage" shall mean, with respect to any Transfer Date, the sum of the Class AC Spread Percentages with respect to such Transfer Date and the two preceding Transfer Dates divided by three.

          "Three Month Rolling Class D-1 Spread Percentage" shall mean, with respect to any Transfer Date, the sum of the Class D-1 Spread Percentage with respect to such Transfer Date and the two preceding Transfer Dates divided by three.

          "Transferee" shall have the meaning specified in Section 22.

          "Transition Supplement" shall mean the Series 1996-1 Supplement to the Existing Trust Agreement.

          "Two Month Rolling Average Actual Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Actual Daily Average Merchandise Returns for the two preceding Monthly Periods divided by 2.

          "Two Month Rolling Average Base Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Base Daily Average Merchandise Returns for the two preceding Monthly Periods divided by 2.

          "Unallocated Balance" shall mean, (i) with respect to the Class A Certificates as of any Business Day, the sum of (A) the portion of the Class A Invested Amount for which Certificate Interest is then being calculated by reference to the Alternate Base Rate and (B) to the extent such Business Day is a Distribution Date, the portion of the Class A Invested Amount that is allocated to any Class A LIBO Tranche which expires on such Distribution Date (in each case after giving effect to any reduction thereof in accordance with Section 7) and (ii) with respect to the Class C Certificates and the Class D-1 Certificates as of any Distribution Date, the sum of (A) the portion of the Class C Invested Amount or Class D-1 Invested Amount for which Certificate Interest is then being calculated by reference to the Alternate Base Rate and (B) the portion of the Class C Invested Amount and the Class D-1 Invested

                                                                         29
     Amount that is allocated to any Class C LIBO Tranche or Class D-1 LIBO Tranche which expires on such Distribution Date (in each case after giving effect to any reduction thereof in accordance with Section 7).

          "Unpaid Invested Amount" shall mean the sum of the Class A Unpaid Invested Amount, the Class C Unpaid Invested Amount, the Class D-1 Unpaid Invested Amount and the Class D-2 Unpaid Invested Amount.


          SECTION 3.  Reassignment and Transfer Terms.
                      -------------------------------

               The Series 1996-2 Certificates shall be subject to repurchase by Seller at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date during the Amortization Period on which the Invested Amount is reduced to an amount less than or equal to 10% of the greatest Invested Amount in effect at any time during the Revolving Period. The deposit required in connection with any such repurchase shall be equal to (a) the Adjusted Unpaid Invested Amount, plus (b) accrued and unpaid interest on the Series 1996-2 Certificates through and including the day preceding the day on which such repurchase occurs, minus
(c) all amounts to be transferred to the Class AC Distribution Account, the Class D-1 Distribution Account or paid to the Class D-2 Certificateholder on the related Transfer Date.

          SECTION 4.  Purchase of the Series 1996-2 Certificates.  (a) Class A
                      ------------------------------------------       -------
Certificate. Subject to the terms and conditions of this Supplement:
- -----------

           (i) in the event that Falcon elects not to purchase a 100% beneficial interest in the Class A Certificate on the Closing Date, The First National Bank of Chicago ("First Chicago") hereby agrees to purchase that portion of the beneficial interest in the Class A Certificate that is not purchased by Falcon; and

          (ii) in the event that Falcon elects not to fund any Class A Increase in accordance with the provisions of this Supplement, First Chicago and/or each other Person (other than Falcon) who becomes a Class A Certificateholder pursuant to Section 22 (First Chicago and such other Persons being herein referred to as the "Other Class A Certificateholders") hereby severally agrees to fund such Class A Increase by purchasing a beneficial interest in the Class A Certificate in an amount equal to such Other Class A Certificateholder's Commitment Percentage of the amount of such Class A Increase that is not funded by Falcon.

Notwithstanding anything to the contrary contained in this Supplement, at no time shall any Other Class A Certificateholder maintain a portion of the Class A Invested Amount greater than

                                                                         30
such Other Class A Certificateholder's Commitment, at no time shall the Class A Invested Amount exceed the aggregate Commitments of all Class A Certificateholders at such time and at no time shall the beneficial interests in the Class A Certificate of Falcon and the Other Class A Certificateholders exceed in the aggregate 100% of the Class A Invested Amount.

          (b) Class C Certificates. Subject to the terms and conditions of this
              --------------------
Supplement: (i) each initial Class C Certificateholder hereby agrees (A) to purchase from the Trust on the Closing Date Class C Certificates equal in the aggregate to such Class C Certificateholder's Commitment Percentage of the Class C Initial Invested Amount and (B) to maintain such interest in the Class C Invested Amount, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement and (ii) each Person who becomes a Class C Certificateholder pursuant to Section 22 hereby severally agrees to maintain its Class C Certificates, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement. Notwithstanding anything to the contrary contained in this Supplement, at no time shall any Class C Certificateholder maintain a portion of the Class C Invested Amount greater than such Class C Certificateholder's Commitment and at no time shall the Class C Invested Amount exceed the aggregate Commitments of all Class C Certificateholders at such time.

          (c) Class D-1 Certificates. Subject to the terms and conditions of
              ----------------------
this Supplement: (i) each initial Class D-1 Certificateholder hereby agrees (A) to purchase from the Trust on the Closing Date Class D-1 Certificates equal in the aggregate to such Class D-1 Certificateholder's Commitment Percentage of the Class D-1 Initial Invested Amount and (B) to maintain such interest in the Class D-1 Invested Amount, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement and (ii) each Person who becomes a Class D-1 Certificateholder pursuant to Section 22 hereby severally agrees to maintain its Class D-1 Certificates, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement. Notwithstanding anything to the contrary contained in this Supplement, at no time shall any Class D-1 Certificateholder maintain a portion of the Class D-1 Invested Amount greater than such Class D-1 Certificateholder's Commitment and at no time shall the Class D-1 Invested Amount exceed the aggregate Commitments of all Class D-1 Certificateholders at such time.

          (d) Class D-2 Certificate. Subject to the terms and conditions of this
              ---------------------
Supplement, the Class D-2 Certificateholder hereby agrees (i) to purchase from the Trust on the Closing Date the Class D-2 Certificate equal to the Class D-2 Initial Invested Amount and (ii) to maintain the Class D-2 Invested Amount, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement.

                                                                         31
          SECTION 5.  Form of Delivery of Series 1996-2 Certificates.  (a) On
                      ----------------------------------------------
the Closing Date, the Seller shall execute and deliver the Series 1996-2 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1996-2 Certificates when authenticated in accordance with Section 6.2 of the Agreement. It shall be a condition to the issuance of the Series 1996-2 Certificates that Gibson, Dunn & Crutcher shall have delivered an Opinion of Counsel pursuant to Section 6.14(b)(iii) of the Agreement, in relevant part, (i) with respect to the Class A Certificate to the effect that such Certificate will be characterized as indebtedness for federal and New York State income tax purposes and (ii) with respect to the Class C Certificate and the Class D-1 Certificate, to the effect that there is substantial authority that such Certificates will be treated as indebtedness for federal and New York State income tax purposes, or, if such Certificates are not so treated, that such Certificates should be treated as interests in an entity other than an association (or publicly traded partnership) taxable as a corporation.

          (b) The Series 1996-2 Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement. The Class A Certificate, the Class C Certificates, the Class D-1 Certificates and the Class D-2 Certificate shall be substantially in the form of Exhibit A, Exhibit C, Exhibit D-1 and Exhibit D-2, respectively. The Class A Certificate shall be delivered to, and registered in the name of, the Class A Agent for the benefit of the Class A Certificateholders. The Class C Certificates and Class D-1 Certificates shall be delivered to the initial Class C Certificateholders and Class D-1 Certificateholders at their addresses specified prior to the Closing Date.

          SECTION 6.  Procedure for Increasing the Invested Amount.  (a)
                      --------------------------------------------
Subject to subsection 6(d), on any DTC Business Day during the Revolving Period, the Class A Invested Amount may be increased (a "Class A Increase") by increasing, at Falcon's election, the portion of the Class A Invested Amount held by Falcon, or, if Falcon declines to fund such Class A Increase, by increasing the beneficial interest in the Class A Invested Amount held by each Other Class A Certificateholder by an amount equal to each such Other Class A Certificateholder's Commitment Percentage of the Class A Increase, up to an amount not exceeding each such Other Class A Certificateholder's Commitment, upon the request of the Servicer on behalf of the Trust; provided that the Servicer shall have given the Class A Agent, the Administrative Agent and the Trustee irrevocable written notice (effective upon receipt) of such request (i) if the Class A Increase on such date is to be priced solely with reference to the Alternate Base Rate, prior to 12:00 Noon (New York City time) one DTC Business Day prior to the Increase Date or (ii) if all or a portion of the Class A Increase on such date is to be allocated to any Class A LIBO Tranche, prior to 12:00 Noon (New York City time) three

                                                                         32
London Business Days prior to such Increase Date; such notice shall state the Increase Date, the proposed amount of such Class A Increase, the proposed amounts of the increase in the Class C Invested Amount, Class D-1 Invested Amount and Class D-2 Invested Amount and, if all or a portion of such Increase is to be allocated to a Class A LIBO Tranche, the LIBO Period with respect to each such Class A LIBO Tranche; provided, further, that no such increase funded by any Other Class A Certificateholder shall cause such Other Class A Certificateholder's Commitment Percentage of the Class A Invested Amount to exceed such Other Class A Certificateholder's Commitment; provided, further, that simultaneously with such increase in the Class A Invested Amount, the Class C Certificateholders, the Class D-1 Certificateholders and the Class D-2 Certificateholders shall pay or transfer to the Holder of the Exchangeable Seller Certificate an amount sufficient to increase the Class C Invested Amount to the Required Class C Invested Amount, the Class D-1 Invested Amount to the Required Class D-1 Invested Amount and the Class D-2 Invested Amount to the Required Class D-2 Invested Amount, in each case calculated after taking into consideration the Class A Increase on such Increase Date; and provided, finally, that the no more than two such increases shall be effected in any single calendar week.

          (b) Subject to subsection 6(d), on any DTC Business Day during the Revolving Period, the Class C Invested Amount and Class D-1 Invested Amount may be increased (a "Class C Increase" and "Class D-1 Increase", respectively) by increasing the portion of the Class C Invested Amount held by each Class C Certificateholder and the portion of the Class D-1 Invested Amount held by each Class D-1 Certificateholder by an amount equal to each such Certificateholder's Commitment Percentage of the Class C Increase and Class D-1 Increase, respectively, up to an amount not exceeding each such Certificateholder's Commitment, upon the request of the Servicer on behalf of the Trust; provided that the Servicer shall have given the Administrative Agent and the Trustee irrevocable written notice (effective upon receipt) of such request (i) if the Class C Increase or Class D Increase, as the case may be, on such date is to be priced solely with reference to the Alternate Base Rate, prior to 12:00 Noon (New York City time) one DTC Business Day prior to the Increase Date or (ii) if all or a portion of the Class C Increase or Class D-1 Increase on such date (only if such date is a Distribution Date) is to be allocated to a LIBO Tranche, prior to 12:00 Noon (New York City time) three London Business Days prior to such Increase Date; such notice shall state the Increase Date, the proposed amount of such Class C Increase and Class D-1 Increase, the proposed amounts of the increase in portion of the Invested Amount allocable to each of the other Classes and, if all or a portion of such Increase is to be allocated to a LIBO Tranche, the LIBO Period with respect to each such LIBO Tranche; provided, further, that no such increase made by any Class C Certificateholder or Class D-1 Certificateholder shall cause such Class C Certificateholder's or Class D Certificateholder's

                                                                         33
Commitment Percentage of the Class C Invested Amount or Class D-1 Invested Amount, as the case may be, to exceed such Class C Certificateholder's or Class D-1 Certificateholder's Commitment; provided, further, that after giving effect to such Class C Increase and Class D-1 Increase, respectively, the Class C Invested Amount shall not be greater than the Required Class C Invested Amount and the Class D-1 Invested Amount shall not be greater than the Required Class D-1 Invested Amount; and provided, finally, that the no more than two such increases shall be effected in any single calendar week.

          (c) Subject to subsection 6(d), on any DTC Business Day during the Revolving Period, the Class D-2 Invested Amount may be increased (a "Class D-2 Increase"), upon the request of the Servicer on behalf of the Trust; provided that the Servicer shall have given the Class D-2 Certificateholders and the Trustee irrevocable notice (effective upon receipt) of such request prior to 12:00 Noon (New York City time) one DTC Business Day prior to the Increase Date; and provided, further, that after giving effect to such Class D-2 Increase, the Class D-2 Invested Amount shall not be greater than the Required Class D-2 Invested Amount.

          (d) The Series 1996-2 Certificateholders shall not increase their respective portions of the Invested Amount on any Increase Date hereunder:

  (i) if the amount of the Class A Increase is less than $2,500,000;

          (ii) unless prior to giving effect to such increase the Seller deposits into the Class AC Spread Account an amount equal to (A) in the case of the first Increase effected after the date hereof, 1% of the Increase Amount and (B) in the case of all subsequent increases, the greater of (1) an amount which will cause the amount on deposit in the Class AC Spread Account to be equal to 1% of the Invested Amount after giving effect to such increase and (2) the product of (a) the Increase Amount and (b) a fraction the numerator of which is the amount on deposit in the Class AC Spread Account prior to giving effect to such increase and the denominator of which is the Invested Amount prior to giving effect to such increase;

        (iii) unless prior to giving effect to such increase the Seller deposits into the Class D Spread Account an amount equal to the product of
     (A) the Increase Amount and (B) a fraction the numerator of which is the amount on deposit in the Class D Spread Account prior to giving effect to such increase and the denominator of which is the Invested Amount prior to giving effect to such increase;

          (iv)
               if after giving effect to the increase, the portion of the Invested Amount held by any Series 1996-2

                                                                         34
     Certificateholder would exceed its Commitment (determined as of the date the notice of such increase is given);
          (v) if a Trust Pay Out Event or a Series 1996-2 Pay Out Event or an event which, with the passage of time or the giving of notice, would be a Trust Pay Out Event or a Series 1996-2 Pay Out Event has occurred;

         (vi) if the Seller Amount does not equal or exceed the Minimum Seller Amount; and

        (vii) if the representations and warranties set forth in the Agreement, this Supplement and the Receivables Purchase Agreement are not true and correct in all material respects on the Increase Date.

          (f) After receipt by the Class A Agent, the Administrative Agent and the Trustee of the notice required by this Section 6 from the Servicer on behalf of the Trust, the Class A Agent shall promptly provide telephonic notice to each Class A Certificateholder and the Administrative Agent shall promptly provide telephonic notice to each Class C and Class D-1 Certificateholder of the Increase Date and of the amount payable by such Series 1996-2 Certificateholder pursuant to this Section 6 (which in the case of any Class A, C or D-1 Certificateholder shall be equal to the Commitment Percentage of the total amount payable by the Series 1996-2 Certificateholders of such Class), provided in the event that any amount is then being held in the Class AC or D-1 Distribution Account pursuant to subsection 7(b), the Servicer shall cause such amount to be paid to the Administrative Agent and applied to reduce the amount otherwise payable pursuant to this subsection. Payments by the Series 1996-2 Certificateholders pursuant to this Section 6 shall be made in immediately available funds on the applicable Increase Date to the Administrative Agent for payment to the Seller.

          SECTION 7.  Procedure for Decreasing the Invested Amount.  (a)  On any
                      --------------------------------------------
DTC Business Day during the Revolving Period, upon request of the Servicer on behalf of the Trust, the Invested Amount may be reduced through the pro rata distribution to the Class A Agent (for distribution to the applicable Class A Certificateholders ratably in accordance with their respective beneficial interests in the Class A Invested Amount), the Class C Certificateholders, the Class D-1 Certificateholders and the Class D-2 Certificateholders of up to the Class A Invested Percentage, Class C Invested Percentage, Class D-1 Invested Percentage and Class D-2 Invested Percentage of the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to Section 4.4A(a)(iv). Notice of any decrease shall be given to the Class A Agent, the Administrative Agent and the Trustee.

          (b) Notwithstanding the foregoing, the amount otherwise distributable to the Series 1996-2 Certificateholders shall be

                                                                         35
deposited into (i) in the case of distributions to the Class A Certificateholder and Class C Certificateholders, Class AC Distribution Account and (ii) in the case of distributions to the Class D-1 Certificateholder, to the Class D-1 Distribution Account. The amounts so deposited shall remain in such accounts until such time as the aggregate amount deposited therein in respect of decreases in the Class A Invested Amount shall equal $2,500,000 (or, if the Class A Invested Amount is less than $2,500,000, such lesser outstanding amount), at which time (or, at the election of the Servicer, at such later time not to exceed five Business Days thereafter), the entire amount in such accounts shall, unless previously applied pursuant to Section 6(f), be distributed to the applicable Series 1996-2 Certificateholders.

          SECTION 8.  Allocation of Available Pricing Amount.  (a)  The Seller
                      --------------------------------------
may, subject to paragraph (b), elect to allocate all or any part of the Available Pricing Amount (i) with respect to the Class A Certificates to one or more Class A LIBO Tranches on any Business Day, and (ii) with respect to the Class C Certificates and Class D-1 Certificates to any Class C LIBO Tranches or Class D-1 LIBO Tranches, as the case may be, on any Distribution Date, in each case with LIBO Periods commencing on such Business Day or Distribution Date, as the case may be by giving the Administrative Agent (and, in the case of an allocation with respect to the Class A Certificates, the Class A Agent) irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received prior to 12:00 Noon (New York City time) three London Business Days prior to such Distribution Date. Such notice shall specify (i) the applicable Distribution Date, (ii) the LIBO Period for each LIBO Tranche, to which a portion of Available Pricing Amount with respect to the relevant Class is to be allocated and (iii) the portion of the Available Pricing Amount with respect to such Class being allocated to each such LIBO Tranche. Promptly upon receipt of each such notice the Class A Agent shall notify each Class A Certificateholder and the Administrative Agent shall notify each Class C and Class D-1 Certificateholder of the contents thereof. If the Class A Agent and the Administrative Agent shall not have received timely notice as aforesaid with respect to all or any portion of the Available Pricing Amount with respect to any Class, the Class A Certificate Interest, Class C Certificate Interest or Class D-1 Certificate Interest, as the case may be, on such portion of such Available Pricing Amount shall be calculated by reference to the Alternate Base Rate.

            Any reduction in the portion of the Invested Amount allocable to any Class shall be allocated in the following order of priority:

          First, to reduce the Available Pricing Amount of each Class, as
          -----
          appropriate; and

                                                                         36
          Second, to reduce the portion of the Invested Amount allocated to
          ------
          Class A, C and D-1 LIBO Tranches in such order as the Seller may select in order to minimize costs payable pursuant to Section 15(a).

          (b) Anything contained in this Section 8 to the contrary notwithstanding, (i) the portion of the Invested Amount allocable to each Class A LIBO Tranche must be an amount equal to $2,500,000 or an integral multiple of $250,000 in excess thereof, (ii) no more than ten Class A LIBO Tranches, two Class C LIBO Tranches and two Class D-1 LIBO Tranches shall be outstanding at any time, (iii) after the occurrence and during the continuance of any Pay Out Event, the Seller may not elect to allocate all or any portion of the Available Pricing Amount of any Class to a LIBO Tranche and (iv) after the end of the Revolving Period, the Seller may not select LIBO Periods which exceed one month.

          SECTION 9.  Reductions of the Commitments.  (a)  On any DTC Business
                      -----------------------------
Day during the Revolving Period, the Servicer, on behalf of the Trust, may, upon three London Business Days' prior written notice (effective upon receipt) reduce or terminate the Commitments of the Other Class A Certificateholders, Class C Certificateholders and Class D-1 Certificateholders pro rata (with respect to each Class, a "Commitment Reduction"), provided the aggregate amount of any reduction of the Commitments shall be at least equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and provided, further, that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Invested Amount on such date, the portion of the Invested Amount represented by any Class of Series 1996-2 Certificates would exceed the aggregate Commitments of all Series 1996-2 Certificateholders of such Class then in effect. Each Series 1996-2 Certificateholder's Commitment shall be reduced by its Commitment Percentage of the amount of such Commitment Reduction.

          (b) Once reduced, the Commitments may not be subsequently reinstated. Upon effectiveness of any such reduction, the Administrative Agent shall prepare a revised Schedule I to reflect the reduced Commitment of each Other Class A Certificateholder, Class C Certificateholder and Class D Certificateholder and
Schedule I of this Supplement shall be deemed to be automatically superseded by such revised Schedule I. The Administrative Agent shall promptly distribute such revised Schedule I to the Seller, the Servicer, the Trustee and the Class A Agent, for distribution to the Class A Certificateholders, and each Class C and Class D-1 Certificateholder.

          SECTION 10.  Interest; Commitment Fee.  (a) Interest shall be payable
                       ------------------------
on the Class A Certificate and the Class C Certificates pursuant to subsection 4.8A and on the Class D-1 Certificates on each Distribution Date pursuant to subsection 4.9A.

                                                                         37
          (b) The Seller shall pay to the Class A Agent, for the account of the Class A Certificateholders, on each Distribution Date, a commitment fee with respect to each Accrual Period or portion thereof ending on such date (the "Class A Commitment Fee") during the Revolving Period at a rate equal to the rate per annum set forth in the Fee Letter (but not in excess of 0.40%) of the average daily excess of the sum of the Commitments of all Class A Certificateholders over the Class A Average Unpaid Invested Amount during such Accrual Period. The Class A Commitment Fee shall be payable in arrears (a) for each Accrual Period on the Distribution Date concluding such period, (b) on any date of a Commitment Reduction and (c) on the Series Termination Date.

          (c) The Seller shall pay to each Class C Certificateholder, on each Distribution Date, a commitment fee with respect to each Accrual Period or portion thereof ending on such date (the "Class C Commitment Fee") during the Revolving Period at a rate equal to 0.40% per annum of the average daily excess of the sum of Commitment of such Class C Certificateholder over the portion of the Class C Average Unpaid Invested Amount allocable to such Class C Certificateholder during such Accrual Period. The Class C Commitment Fee shall be payable in arrears (a) for each Accrual Period on the Distribution Date concluding such period, (b) on any date of a Commitment Reduction and (c) on the Series Termination Date.

          (d) The Seller shall pay to each Class D-1 Certificateholder, on each Distribution Date, a commitment fee with respect to each Accrual Period or portion thereof ending on such date (the "Class D-1 Commitment Fee") during the Revolving Period at a rate equal to 0.50% per annum of the average daily excess of the sum of the Commitment of such Class D-1 Certificateholder over the portion of the Class D-1 Average Unpaid Invested Amount allocable to such Class D-1 Certificateholder during such Accrual Period. The Class D-1 Commitment Fee shall be payable in arrears (a) for each Accrual Period on the Distribution Date concluding such period, (b) on any date of a Commitment Reduction and (c) on the Series Termination Date.

          (e) Calculations of per annum rates and fees under this Supplement shall be made on the basis of (i) a 360-day year for actual days elapsed with respect to interest payments on any Class A, C and D-1 LIBO Tranche and any Class A, C and D-1 Commitment Fees and (ii) a 365- (or 366-, as the case may be, as determined pursuant to Section 10(e)) day year with respect to other interest payments and per annum fees. Each determination of LIBOR hereunder by the Class A Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error. Any change in monthly interest payable hereunder resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change is announced.

                                                                         38
          SECTION 11.  Indemnification by Seller.  The Seller hereby agrees to
                       -------------------------
pay, and to indemnify and hold harmless, the Administrative Agent, the Class A Agent, each Series 1996-2 Certificateholder, the Arrangers and the Trustee and each officer, director and employee thereof from (a) all claims, disputes, damages, penalties and losses arising from the Receivables or the underlying collateral (including any product warranty-related claims, but excluding credit losses) or the transactions contemplated by this Supplement or the subject matter thereof and (b) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller or the Servicer hereunder or imposed against the Administrative Agent, the Class A Agent, any Series 1996-2 Certificateholder, the Arrangers, the Trustee or any officer, director or employee thereof, or the Seller, the property involved or otherwise (regardless of whether the Administrative Agent, the Class A Agent, the Trustee, any Series 1996-2 Certificateholder, the Arrangers or any officer, employee or director thereof is a party thereto).

          SECTION 12.  Article IV of Agreement.  Sections 4.1, 4.2 and 4.3 of
                       -----------------------
the Agreement shall read in their entirety as provided in the Agreement. The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1996-2 Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1B  Rights of Investor Certificateholders.  The Series 1996-
                        -------------------------------------
2 Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-2 Certificates at the times and in the amount specified in this Agreement, (a) the related Invested Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account and the subaccounts thereof and the Excess Funding Account allocable to the Series 1996-2 Certificates, (c) funds in the Series Accounts,
(d) Shared Principal Collections and Shared Finance Charge Collections allocable to the Principal Collections Subaccounts and Finance Charge Subaccounts and (e) investment earnings on the Series Accounts. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1996-2 Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in any Series Account, except as specifically provided in this Article IV.

          Section 4.2B  The Series 1996-2 Collection Subaccounts; Establishment
                        -------------------------------------------------------
of Series Accounts.  (a)  Pursuant to subsection
- ------------------

                                                                         39
4.2(a) of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain for administrative purposes only, (i) a Principal Collections Subaccount as a subaccount of the Principal Collections Account (the "Series 1996-2 Principal Collections Subaccount") and three sub-subaccounts of the Series 1996-2 Principal Collections Subaccount (the "Class AC Principal Collections Subaccount", the "Class D-1 Principal Collections Subaccount" and the "Class D-2 Principal Collections Subaccount", respectively) and (ii) a Finance Charge Subaccount as a subaccount of the Finance Charge Account (the "Series 1996-2 Finance Charge Subaccount") and two sub-subaccounts of the Series 1996-2 Finance Charge Subaccount (the "Class AC Finance Charge Subaccount" and the "Class D Finance Charge Subaccount"), in each case for the benefit of the Series 1996-2 Certificateholders, bearing a designation clearly indicating that the funds allocated thereto are held in trust for the benefit of such Certificateholders.

          (b) The Servicer, for the benefit of the Series 1996-2 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution an Eligible Deposit Account (the "Class D-1 Principal Funding Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class D-1 Certificateholders.

          (c) The Servicer, for the benefit of the Series 1996-2 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution two non-interest bearing segregated demand deposit accounts maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution (the "Class AC Distribution Account" and the "Class D-1 Distribution Account") each bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class A and C Certificateholders and the Class D-1 Certificateholders, respectively. The Paying Agent shall have the revocable authority to make withdrawals from the Class AC Distribution Account and the Class D-1 Distribution Account.

          (d) The Servicer, for the benefit of the Series 1996-2 Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution designated by the Servicer, two segregated trust accounts within the corporate trust department of such Qualified Institution (the "Class AC Spread Account" and the "Class D Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1996-2 Certificateholders.

                                                                         40
          (e) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Accounts and in all proceeds thereof. The Servicer on behalf of the Trustee at all times shall maintain accurate records reflecting each transaction in such Series Accounts. Pursuant to the authority granted to it pursuant to subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from such Series Accounts for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds allocated to the Series Accounts shall at all times be invested by the Trustee or on its behalf, at the written direction (or telephonic direction, promptly confirmed in writing) of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Monthly Period in which such funds were processed for collection. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Trustee or the applicable Qualified Institution maintaining such accounts in writing with respect to the investment of funds allocated to the Series Accounts. For purposes of determining the availability of funds or the balances in the Series Accounts for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit until actually credited to such sub-subaccounts. Permitted Investments shall not be disposed of prior to their maturity.

          (f) On each Transfer Date, the Trustee, acting at the written direction of the Servicer, shall transfer to the Series 1996-2 Finance Charge Subaccount all investment earnings credited to the Series Accounts during the preceding Monthly Period (net of related investment expenses and losses). The amount so transferred shall be treated as Finance Charge Collections allocable to the Series 1996-2 Certificateholders.

          Section 4.4A.  Allocations.
                         -----------

          (a)  Allocations During the Revolving Period.  During the Revolving
               ---------------------------------------
Period, the Servicer shall, prior to the close of business on the Business Day any Collections are deposited in the Collection Account, allocate from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

          (i) To the Series 1996-2 Finance Charge Subaccount the Invested Percentage of the aggregate amount of Finance Charge Collections processed on such Business Day, as reflected in the Daily Report for such Business Day.

                                                                         41
         (ii) To the Class AC Finance Charge Subaccount from the Series 1996-2 Finance Charge Subaccount the Class AC Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2B(f)).

        (iii) To the Class D Finance Charge Subaccount from the Series 1996-2 Finance Charge Subaccount the Class D Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2B(f)).

         (iv) To the Holder of the Exchangeable Seller Certificate the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected in the Daily Report for such Business Day; provided, however, that if the amount to be allocated to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4A(a)(iv) with respect to any Business Day would create a Shortfall Amount on such Business Day after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Business Day and the application of payments referred to in subsection 4.3(e) of the Agreement, the Shortfall Amount shall be deposited into the Excess Funding Account; provided, further, however, that the Class D Spread Shortfall Amount, if any, shall be deposited in the Class D Spread Account and, if such deposit in the Class D Spread Account would create a Shortfall Amount, the Seller shall make a deposit into the Excess Funding Account in the amount of such Shortfall Amount; and provided, further, however, that any such amount otherwise payable to the Seller pursuant to this subsection 4.4A(a)(iv) shall first be treated as Shared Principal Collections; and provided, finally, however, that to the extent provided in Section 7, the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection shall be payable to the Holders of the Series 1996-2 Certificates (or, to the extent provided in Section 7, to the Class AC Distribution Account and Class D-1 Distribution Account) in payment of any decrease in the Invested Amount.

          (b)  Allocations During the Scheduled Amortization Period.  During the
               ----------------------------------------------------
Scheduled Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, direct the Trustee in writing to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

                                                                         42
          (i) Allocate to the Series 1996-2 Finance Charge Subaccount the Invested Percentage of the aggregate amount of Finance Charge Collections processed on such Business Day as reflected in the Daily Report for such Business Day.

          (ii) Allocate to the Class AC Finance Charge Account from the Series 1996-2 Finance Charge Subaccount the Class AC Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2B(f)).

          (iii) Allocate to the Class D Finance Charge Account from the Series 1996-2 Finance Charge Subaccount the Class D Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2B(f)).

         (iv) Allocate to the Series 1996-2 Principal Collections Subaccount the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected in the Daily Report for such Business Day.

          (v) Allocate to the Class AC Principal Collections Subaccount from the Series 1996-2 Principal Collections Subaccount the Class AC Invested Percentage of the amount transferred to the Series 1996-2 Principal Collections Subaccount (the "Class AC Principal Allocation"); provided, however, that after the date on which the sum of the Class A Invested Amount and the Class C Invested Amount minus the amount on deposit in the Class AC Principal Collections Subaccount has been reduced to zero, then the amount determined in accordance with this subparagraph (v) shall not be treated as a Class AC Principal Allocation and shall be paid as provided in subsection 4.4A(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4A(b)(v) there would be a Class AC Principal Shortfall, then the Class AC Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class AC Principal Collections Subaccount to the extent of such shortfall.

          (vi) Allocate to the Class D-1 Principal Collections Subaccount from the Series 1996-2 Principal Collections Subaccount the Class D-1 Invested Percentage of the aggregate amount transferred to the Series 1996-2 Principal Collections Subaccount (the "Class D-1 Principal Allocation"); provided, however, that if the sum of such Class D-1 Principal Allocation and all preceding Class D-1 Principal Allocations with respect to the same Monthly Period (as adjusted on each Determination Date pursuant by

                                                                         43
     the amount deposited to or withdrawn from the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4(e), the "Class D-1 Monthly Total Principal Allocation") exceeds the Class D-1 Monthly Principal Distribution, then such excess shall not be treated as a Class D-1 Principal Allocation and shall be paid as provided in subsection 4.4A(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4A(b)(vi) there would be a Class D-1 Principal Shortfall, then the Class D-1 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-1 Principal Collections Subaccount to the extent of such shortfall.

        (vii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected on the Daily Report for such Business Day minus the amounts allocated pursuant to subsections 4.4A(b)(v) and (vi); provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4A(b)(vii) with respect to any Business Day would result in a Shortfall Amount, the Shortfall Amount shall be deposited into the Excess Funding Account; provided, further, however, that the Class D Spread Shortfall Amount, if any, shall be deposited in the Class D Spread Account and, if such deposit in the Class D Spread Account would create a Shortfall Amount, the Seller shall make a deposit into the Excess Funding Account in the amount of such Shortfall Amount; and provided, finally, that any amount otherwise payable to the Seller pursuant to this paragraph 4.4A(b)(vii) will first be treated as Shared Principal Collections.

          (c)  Allocations During the Rapid Amortization Period.  During the
               ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, direct the Trustee in writing to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

          (i) Allocate to the Series 1996-2 Finance Charge Subaccount an amount equal to the Invested Percentage of Finance Charge Collections processed on such Business Day as reflected in the Daily Report with respect to such Business Day.

         (ii) Allocate to the Class AC Finance Charge Subaccount from the Series 1996-2 Finance Charge Subaccount an amount equal to the Class AC Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge

                                                                         44
     Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to Section 4.2B(f)).
          (iii) Allocate to the Class D Finance Charge Account from the Series 1996-2 Finance Charge Subaccount the Class D Invested Percentage of the aggregate amount transferred to the Series 1996-2 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2B(f)).

         (iv) Allocate to the Series 1996-2 Principal Collections Subaccount an amount equal to the Invested Percentage of Principal Collections processed on such Business Day as reflected in the Daily Report with respect to such Business Day;

          (v) Allocate to the Class AC Principal Collections Subaccount from the Series 1996-2 Principal Collections Subaccount an amount equal to the Class AC Invested Percentage of the amount transferred to the Series 1996-2 Principal Collections Subaccount on such Business Day; provided, however, that after the date on which the sum of the Class A Invested Amount and the Class C Invested Amount minus the amount on deposit in the Class AC Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (v) shall be paid as provided in subsection 4.4A(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4A(c)(v) there would be a Class AC Principal Shortfall, then the Class AC Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class AC Principal Collections Subaccount to the extent of such shortfall.

         (vi) Allocate to the Class D-1 Principal Collections Subaccount from the Series 1996-2 Principal Collections Subaccount an amount equal to the Class D-1 Invested Percentage of the amount transferred to the Series 1996-2 Principal Collections Subaccount on such Business Day; provided, however, that after the date on which the Class D-1 Adjusted Invested Amount minus the amount on deposit in the Class D-1 Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (vi) shall be paid as provided in subsection 4.4A(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4A(c)(vi) there would be a Class D-1 Principal Shortfall, then the Class D-1 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-1 Principal Collections Subaccount to the extent of such shortfall.

                                                                         45
        (vii) Allocate to the Class D-2 Principal Collections Subaccount from the Series 1996-2 Principal Collections Subaccount an amount equal to the Class D-2 Invested Percentage of the amount transferred to the Series 1996-2 Principal Collections Subaccount on such Business Day (the "Class D-2 Principal Allocation"); provided, however, that after the date on which the Class D-2 Adjusted Invested Amount minus the amount on deposit in the Class D-2 Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (vii) shall be paid as provided in subsection 4.4A(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4A(c)(vii) there would be a Class D-2 Principal Shortfall, then the Class D-2 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-2 Principal Collections Subaccount to the extent of such shortfall.

          (d) Notwithstanding anything herein or in the Agreement to the contrary, whether or not the Servicer is required to make monthly or daily deposits pursuant to subsections 4.4A(a), (b) and (c), provided that (i) Saks is the Servicer and the long-term unsecured debt securities of the Servicer shall be rated investment grade by both Moody's and Standard & Poor's and (ii) the Rating Agency Condition with respect to the application of the provisions of this paragraph shall have been satisfied, with respect to any Monthly Period,
(i) the Servicer shall only be required to deposit Collections from the Collection Account into the Series 1996-2 Finance Charge Subaccount or the Series 1996-2 Principal Collections Subaccount in an amount equal to the lesser of (A) the amount required to be deposited in such sub-subaccount pursuant to
Section 4.4A and (B) the amount required to be distributed to Series 1996-2 Certificateholders from such sub-subaccount on the following Distribution Date and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i), the Servicer will be permitted to withdraw the excess from the Collection Account. To the extent that, in accordance with this subsection the Servicer has retained amounts which would otherwise be required to be deposited in the Series 1996-2 Finance Charge Subaccount or the Series 1996-2 Principal Collections Subaccount with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Series 1996-2 Finance Charge Subaccount and the Series 1996-2 Principal Collections Subaccount on the related Transfer Date to the extent necessary to make all required distributions on the related Distribution Date.

          (e) Notwithstanding anything herein to the contrary, on each Determination Date, the amounts in the Series 1996-2 Principal Collections Subaccount, the 1996-2 Finance Charge Subaccount and each subaccount thereof shall be adjusted by the

                                                                         46
Servicer as shall be necessary to reflect the true-up adjustments pursuant to
Section 1.3(b) and 4.3(i) of the Agreement.
          Section 4.5A  Determination of Certificate Interest.  (a) The amount
                        -------------------------------------
of monthly interest distributable to the Class A Certificateholders on any Distribution Date shall be an amount, determined by the Servicer, equal to:

           (i)
               (A) with respect to that portion of the Class A Invested Amount allocated to each Class A LIBO Tranche, an amount equal to the product of
     (1) the number of days in the preceding Accrual Period divided by 360, (2)
                                                            ----------
     the Class A LIBO Rate applicable to such Class A LIBO Tranche for the Accrual Period ending on such Distribution Date, and (3) the portion of the Class A Invested Amount allocable to such Class A LIBO Tranche as of the close of business on the preceding Distribution Date (after giving effect to all distributions with respect to principal on such preceding Distribution Date) and (B) with respect to (1) that portion of the Class A Invested Amount not allocated to a Class A LIBO Tranche and (2) any amount deposited and being held in the Class AC Distribution Account in respect of any decrease in the Class A Invested Amount pursuant to subsection 7(b), an amount equal to the sum of each Class A Daily Alternate Base Rate Interest Expense determined for each day of the Accrual Period ended on such Distribution Date (the sum of (A) and (B) the "Class A Certificate Interest").

          (ii) In the event that the amount of any Class A LIBO Tranche is reduced during an Accrual Period, the Class A Certificate Interest with respect to such portion of the Aggregate Class A Invested Amount shall be calculated with respect to the original amount thereof only for the number of days in such Accrual Period prior to such reduction, and thereafter the Class A Certificate Interest with respect to such portion shall be calculated with respect to such reduced amount for the number of days in the Accrual Period during which such reduced amount is outstanding.

          (iii) In the event the Alternate Base Rate changes during the period between any Determination Date and the following Transfer Date and a portion of the Aggregate Class A Invested Amount is not allocated to a Class A LIBO Tranche, the Servicer, the Class A Agent and the Administrative Agent shall cooperate on the date of such change in amending the Monthly Payment Instruction and Notification to reflect the adjustment in the Class A Certificate Interest for the then current Accrual Period caused by such change and any consequent adjustments, including, without limitation, adjustment to the Class AC Deficiency Amount, if any, and Class AC Excess Spread. Any such amendment, including, without limitation, any adjustment to the Class AC Deficiency Amount and Class AC

                                                                         47
     Excess Spread, if made on the Transfer Date, shall be completed by 10:00 a.m. on such Transfer Date.
          (iv) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (i) the Class A Certificate Interest for the Accrual Period ending on such Distribution Date over (ii) the amount which will be available to be distributed to the Class A Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (A) the number of days until such Class A Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be, as determined in accordance with Section 10(e)), (B) the Alternate Base Rate plus 2% and
     (C) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Series 1996-2 Certificateholders) shall be payable as provided herein with respect to the Class A Certificate on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (v) In the event of any reduction in the Class A Invested Amount pursuant to Section 4.6A(b)(iv), there shall be distributable to the Class A Certificateholders from the Class AC Finance Charge Subaccount an amount (the "Class A Monthly Charge Off Interest") in respect of each day during which any such reduction remains unreimbursed, an additional amount equal to the product of (A) the portion of the reduction of the Class A Invested Amount remaining unreimbursed on such day and (B) the Alternate Base Rate plus 2% in effect on such day divided by 365 (or 366, as the case may be, as determined pursuant to Section 10(e)).

     (b) The amount of monthly interest distributable to the Class C Certificateholders on any Distribution Date shall be an amount equal to:

           (i)
               (A) with respect to that portion of the Class C Invested Amount allocated to each Class C LIBO Tranche, an amount equal to the product of
     (1) the number of days in the preceding Accrual Period divided by 360, (2)
                                                            ----------
     the Class C LIBO Rate applicable to such Class C LIBO Tranche for the Accrual Period ending on such Distribution Date, and (3) the portion of the Class C Invested Amount allocable to such Class C LIBO Tranche as of the close of business on the preceding Distribution Date (after giving effect to all distributions with respect to principal on such preceding

                                                                         48
     Distribution Date) and (B) with respect to that portion of the Class C Invested Amount not allocated to a Class C LIBO Tranche and the amount deposited and held in the Class AC Distribution Account pursuant to subsection 7(c) in respect of decreases in the Class C Invested Amount, an amount equal to the sum of each Class C Daily Alternate Base Rate Interest Expense determined for each day of the Accrual Period ended on such Distribution Date (the sum of (A) and (B), the "Class C Certificate Interest").

          (ii) In the event that the amount of any Class C LIBO Tranche is reduced during an Accrual Period, the Class C Certificate Interest with respect to such portion of the Aggregate Class C Invested Amount shall be calculated with respect to the original amount thereof only for the number of days in such Accrual Period prior to such reduction, and thereafter the Class C Certificate Interest with respect to such portion shall be calculated with respect to such reduced amount for the number of days in the Accrual Period during which such reduced amount is outstanding.

          (iii) In the event the Alternate Base Rate changes during the period between any Determination Date and the following Transfer Date and a portion of the Aggregate Class C Invested Amount is not allocated to a Class C LIBO Tranche, the Servicer, the Class A Agent and the Administrative Agent shall cooperate on the date of such change in amending the Monthly Payment Instruction and Notification to reflect the adjustment in the Class C Certificate Interest for the then current Accrual Period caused by such change and any consequent adjustments, including, without limitation, adjustment to the Class AC Deficiency Amount, if any, and Class AC Excess Spread. Any such amendment, including, without limitation, any adjustment to the Class AC Deficiency Amount and Class AC Excess Spread, if made on the Transfer Date, shall be completed by 10:00 a.m. on such Transfer Date.

          (iv) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (i) the Class C Certificate Interest for the Accrual Period ending on such Distribution Date over (ii) the amount which will be available to be distributed to the Class C Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product of (A) the number of days until such Class C Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be, as determined in accordance with Section 10(e)), (B) the Alternate Base Rate plus 2% and
     (C) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Series 1996-2

                                                                         49
     Certificateholders) shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Class C Interest Shortfall is paid to the Class C Certificateholders. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Certificateholders only to the extent permitted by applicable law.

          (v) In the event of any reduction in the Class C Invested Amount pursuant to Section 4.6A(b)(ii) or (iii), there shall be distributable to the Class C Certificateholders from the Class AC Finance Charge Subaccount an amount (the "Class C Monthly Charge Off Interest") in respect of each day during which any such reduction remains unreimbursed, an additional amount equal to the product of (A) the portion of the reduction of the Class C Invested Amount remaining unreimbursed on such day and (B) the Alternate Base Rate plus 2% in effect on such day divided by 365.

     (c) The amount of monthly interest distributable to the Class D-1 Certificateholders on any Distribution Date shall be an amount equal to:

           (i)
               (A) with respect to that portion of the Class D-1 Invested Amount allocated to each Class D-1 LIBO Tranche, an amount equal to the product of (1) the number of days in the preceding Accrual Period divided
                                                                       -------
     by 360, (2) the Class D-1 LIBO Rate applicable to such Class D-1 LIBO
     --
     Tranche for the Accrual Period ending on such Distribution Date, and (3) the portion of the Class D-1 Invested Amount allocable to such Class D-1 LIBO Tranche as of the close of business on the preceding Distribution Date (after giving effect to all distributions with respect to principal on such preceding Distribution Date) and (B) with respect to that portion of the Class D-1 Invested Amount not allocated to a Class D-1 LIBO Tranche and the amount deposited and held in the Class D-1 Distribution Account pursuant to subsection 7(c) in respect of decreases in the Class D-1 Invested Amount, an amount equal to the sum of each Class D-1 Daily Alternate Base Rate Interest Expense determined for each day of the Accrual Period ended on such Distribution Date (the sum of (A) and (B), the "Class D-1 Certificate Interest").

          (ii) In the event that the amount of any Class D-1 LIBO Tranche is reduced during an Accrual Period, the Class D-1 Certificate Interest with respect to such portion of the Aggregate Class D-1 Invested Amount shall be calculated with respect to the original amount thereof only for the number of days in such Accrual Period prior to such reduction, and thereafter the Class D-1 Certificate Interest with respect to such portion shall be calculated with respect to such

                                                                         50
     reduced amount for the number of days in the Accrual Period during which such reduced amount is outstanding.
          (iii) In the event the Alternate Base Rate changes during the period between any Determination Date and the following Transfer Date and a portion of the Aggregate Class D-1 Invested Amount is not allocated to a Class D-1 LIBO Tranche, the Servicer, the Class A Agent and the Administrative Agent shall cooperate on the date of such change in amending the Monthly Payment Instruction and Notification to reflect the adjustment in the Class D-1 Certificate Interest for the then current Accrual Period caused by such change and any consequent adjustments, including, without limitation, adjustment to the Class D Deficiency Amount, if any, and Class D-1 Excess Spread. Any such amendment, including, without limitation, any adjustment to the Class D Deficiency Amount and Class D-1 Excess Spread, if made on the Transfer Date, shall be completed by 10:00 a.m. on such Transfer Date.

          (iv) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D-1 Interest Shortfall"), of (i) the Class D-1 Certificate Interest for the Accrual Period ending on such Distribution Date over (ii) the amount which will be available to be distributed to the Class D-1 Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class D-1 Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class D-1 Additional Interest") equal to the product of (A) the number of days until such Class D-1 Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be, as determined in accordance with Section 10(e)), (B) the Alternate Base Rate plus 2% and (C) such Class D-1 Interest Shortfall (or the portion thereof which has not been paid to the Series 1996-2 Certificateholders) shall be payable as provided herein with respect to the Class D-1 Certificates on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Class D-1 Interest Shortfall is paid to the Class D-1 Certificateholders. Notwithstanding anything to the contrary herein, Class D-1 Additional Interest shall be payable or distributed to the Class D-1 Certificateholders only to the extent permitted by applicable law.

          (v) In the event of any reduction in the Class D-1 Invested Amount pursuant to Section 4.8A(b)(iv), there shall be distributable to the Class D-1 Certificateholders from the Class D Finance Charge Subaccount an amount (the "Class D-1 Monthly Charge Off Interest") in respect of each day during which any such reduction remains unreimbursed, an additional amount equal to the product of (A) the portion of the reduction of the Class D-1 Invested Amount remaining

                                                                         51
     unreimbursed on such day and (B) the Alternate Base Rate plus 2% in effect on such day divided by 365 (or 366, as the case may be, as determined pursuant to Section 10(e)).

          Section 4.6A  Determination of Class AC Deficiency Amount.  (a)  On
                        -------------------------------------------
each Determination Date, the Servicer shall determine the amount (the "Class AC Deficiency Amount"), if any, by which the sum of (i) the Class A Certificate Interest, Class A Additional Interest, Class A Monthly Charge Off Interest, Class C Certificate Interest and Class C Additional Interest for the following Transfer Date, plus (ii) to the extent that Saks or an affiliate of Saks is not the Servicer, the Class AC Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus (iii) the Class AC Invested Percentage of the Investor Default Amount, if any, for the preceding Monthly Period exceeds the aggregate of (A) amounts allocated to the Class AC Finance Charge Subaccount in respect of the preceding Monthly Period (as such amount shall be increased or decreased pursuant to subsection 4.3(i) of the Agreement and subsection 4.4(e) hereof), (B) the Class AC Invested Percentage of the Invested Percentage of the amount allocated to the Finance Charge Account with respect to Ineligible Receivables reassigned pursuant to subsection 2.4(d) of the Agreement and (C) any amounts allocable to the Class A Certificates or Class C Certificates in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Class AC Finance Charge Subaccount Allocation").

          (b) If on any Determination Date the Class AC Deficiency Amount exceeds zero, the Servicer shall direct the Trustee in writing to make the following allocations:

          (i) first, on the Transfer Date following such Determination Date an amount equal to the lesser of the (A) the amount on deposit in the Class AC Spread Account and (B) the Class AC Deficiency Amount shall be withdrawn from the Class AC Spread Account and deposited in the Class AC Finance Charge Subaccount to reduce the Class AC Deficiency Amount;

           (ii) second, if the Class AC Deficiency Amount would be greater than zero after giving effect to clause (i), on the Transfer Date following such Determination Date, a portion of the Collections allocated to the Class AC Principal Collections Subaccount pursuant to Section 4.4A(b)(v) or 4.4A(c)(v), up to the least of (A) the Class C Invested Percentage of such Collections, (B) the Class AC Invested Percentage of the Investor Default Amount and (C) the remaining Class AC Deficiency Amount, shall be withdrawn from the Class AC Principal Collections Subaccount and deposited in the Class AC Finance Charge Subaccount to reduce the remaining Class AC Deficiency Amount (the amount so deposited the "Class C Reallocated Amounts");

                                                                         52
          (iii) third, if the Class AC Deficiency Amount would be greater than zero after giving effect to clause (ii), the Class C Invested Amount will be reduced on the Transfer Date following such Determination Date by the least of (A) the Class AC Invested Percentage of the Investor Default Amount minus the Class C Reallocated Amounts for such Transfer Date, (B) the Class C Invested Amount (as reduced by any Class C Reallocated Amounts with respect to such Transfer Date) and (C) the remaining Class AC Deficiency Amount (together with any Class C Reallocated Amounts with respect to such Transfer Date, a "Class C Investor Charge Off");

          (iv) fourth, if the Class AC Deficiency Amount would be greater than zero after giving effect to clause (v), on the Transfer Date following such Determination Date, the Class A Invested Amount will be reduced by an amount equal to the lesser of (A) the Class AC Invested Percentage of the Investor Default Amount minus the Class C Investor Charge Offs with respect to such Transfer Date and (B) the remaining Class AC Deficiency Amount (a "Class A Investor Charge Off").

          Section 4.7A  Determination of Class D Deficiency Amount.  (a)  On
                        ------------------------------------------
each Determination Date, the Servicer shall determine the amount (the "Class D Deficiency Amount"), if any, by which the sum of (i) the Class D-1 Certificate Interest and Class D-1 Additional Interest, plus (ii) to the extent Saks or an affiliate of Saks is not the Servicer, the Class D Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus
(iii) the Class D Invested Percentage of the Investor Default Amount, if any, for the preceding Monthly Period exceeds the aggregate of (A) amounts allocated to the Class D Finance Charge Subaccount in respect of the preceding Monthly Period (as such amount shall be increased or decreased pursuant to subsection 4.3(i) of the Agreement and subsection 4.4(e) hereof), (B) the Class D Invested Percentage of the Invested Percentage of any amounts deposited or to be deposited in the Finance Charge Account for the prior Monthly Period, with respect to Ineligible Receivables reassigned pursuant to subsection 2.4(d) of the Agreement and (C) any amounts allocable to the Class D Certificates in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Class D Finance Charge Subaccount Allocation").

          (b) If on any Determination Date the Class D Deficiency Amount exceeds zero, after giving effect to the provisions of Section 4.14A, the Servicer shall direct the Trustee in writing to make the following applications:

          (i) first, on the Transfer Date following such Determination Date an amount equal to the least of the (A) the amount on deposit in the Class D Spread Account and (B) the Class D Deficiency Amount shall be withdrawn from the

                                                                         53
     Class D Spread Account and deposited in the Class D Finance Charge Subaccount to reduce the Class D Deficiency Amount;
           (ii) second, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (i), on the Transfer Date following such Determination Date, a portion of the Collections allocated to the Class D-2 Principal Collections Subaccount pursuant to Section 4.4A(c)(vii) (after giving effect to any reallocation thereof pursuant to Section 4.14A), up to the lesser of (A) the Class D Invested Percentage of the Investor Default Amount and (B) the remaining Class D Deficiency Amount, shall be deposited in the Class D Finance Charge Subaccount to reduce the remaining Class D Deficiency Amount (the amount so deposited the "Class D-2 Reallocated Amounts");

          (iii) third, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (ii), the Class D-2 Invested Amount will be reduced on the Transfer Date following such Determination Date by the least of (A) the Class D Invested Percentage of the Investor Default Amount minus the Class D-2 Reallocated Amounts for such Transfer Date, (B) the Class D-2 Invested Amount (as reduced by any Class D-2 Reallocated Amounts and any Class D-2 Dilution Reductions pursuant to Section 4.14A) and (C) the remaining Class D Deficiency Amount (together with any the amount of any Class D-2 Reallocated Amounts with respect to such Transfer Date, a "Class D-2 Investor Charge Off");

          (iv) fourth, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (iii), on the Transfer Date following such Determination Date, the Class D-1 Invested Amount will be reduced by an amount equal to the lesser of (A) the Class D Invested Percentage of the Investor Default Amount minus the Class D-2 Charge Offs with respect to such Transfer Date and (B) the remaining Class D Deficiency Amount (a "Class D-1 Investor Charge Off").

          Section 4.8A  Monthly Payments From Class AC Finance Charge
                        ---------------------------------------------
Subaccount.  On each Determination Date, the Servicer, pursuant to a Monthly
- ----------
Payment Instructions and Notification substantially in the form of Exhibit E to this Supplement, shall instruct the Trustee in writing to withdraw, and on the succeeding Transfer Date the Trustee acting in accordance with such written instructions shall withdraw, the following amounts, up to the Monthly Period Class AC Finance Charge Subaccount Allocation, from the Class AC Finance Charge Subaccount and apply them as follows and in the following order of priority:

          (a)  Class A Certificate Interest.  To the Class AC Distribution
               ----------------------------
Account an amount equal to the sum of the Class A Certificate Interest, the Class A Additional Interest and the Class A Monthly Charge Off Interest with respect to the following Distribution Date.

                                                                         54
          (b)  Class C Certificate Interest.  To the Class AC Distribution
               ----------------------------
Account an amount equal to the sum of the Class C Certificate Interest and the Class C Additional Interest with respect to the following Distribution Date.

          (c)  Servicing Fee to Nonaffiliates.  In the event that the Servicer
               ------------------------------
is not Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class AC Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period (the "Class AC Monthly Servicing Fee") plus all accrued and unpaid Class AC Monthly Servicing Fees in respect of previous Monthly Periods.

          (d)  Defaults.  To the Class AC Principal Collections Subaccount, an
               --------
amount equal to the Class AC Invested Percentage of the Investor Default Amount.

          (e)  Reimbursement of Class A and C Investor Charge Offs.  To the
               ---------------------------------------------------
Class AC Principal Collections Subaccount, an amount equal to the aggregate amount of Class A Investor Charge Offs and Class C Investor Charge Offs which have not theretofore been reimbursed. Reimbursements under this subsection 4.8(f) shall be applied first to reimburse Class A Investor Charge Offs in full
                        -----
and second, to reimburse Class C Investor Charge Offs.  On the date of any such
    ------
reimbursement, the Class A Invested Amount or Class C Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (f)  Interest on Class C Charge Offs. If prior to giving effect to
               -------------------------------
clause (f) there were any unreimbursed Class C Investor Charge Offs, to the Class AC Distribution Account, the amount of the Class C Monthly Charge Off Interest.

          (g)  Class AC Spread Account.  To the Class AC Spread Account, the
               -----------------------
excess, if any, of the Required Class AC Spread Account Amount over the amount on deposit in the Class AC Spread Account before giving effect to such deposit.

          (h)  Reimbursement of Class D Investor Charge Offs and Dilution
               ----------------------------------------------------------
Reductions.  First, to the Class D-1 Principal Collections Subaccount, an amount
- ----------
equal to the aggregate amount of unreimbursed Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions to reimburse such Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions, second, to the Class D Finance Charge Account to pay accrued and unpaid Class D-1 Monthly Charge Off Interest and, third, to the Class D-2 Principal Collections Subaccount to reimburse unreimbursed Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions. The D-1 Invested Amount or Class D-2 Invested Amount, as the case may be, shall be increased by the amount of any reimbursement of Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions and Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions.

                                                                         55
          (i)  Class D Spread Account.  To the Class D Spread Account an amount
               ----------------------
equal to the excess, if any, of the Required Class D Spread Account Amount over the amount on deposit in the Class D Spread Account before giving effect to such deposit (but after giving effect to Sections 4.7 and 4.9).

          (j)  Funding Costs.  To the payment of Funding Costs owing, first, to
               -------------
any Class A Certificateholders, second, to any Class C Certificateholders and, third, to any Class D-1 Certificateholders.

          (k)  Servicing Fee to Saks or Affiliates.  In the event that the
               -----------------------------------
Servicer is Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class AC Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid amounts in respect of the Class AC Monthly Servicing Fees in respect of previous Monthly Periods.

          (l)  Shared Finance Charge Collections.  To be treated as Shared
               ---------------------------------
Finance Charge Collections allocable to other Series of Investor Certificates.

          (m)  Payment to Seller.  On each Transfer Date, the Trustee, acting in
               -----------------
accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount and pay to the Holder of the Exchangeable Seller Certificate an amount up to the Monthly Period Class AC Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to (a) through (l).

          Section 4.9A  Monthly Payments From Class D Finance Charge Subaccount.
                        -------------------------------------------------------
On each Determination Date, the Servicer, pursuant to a Monthly Payment Instructions and Notification substantially in the form of Exhibit E to this Supplement, shall instruct the Trustee in writing to withdraw, and on the succeeding Transfer Date the Trustee acting in accordance with such instructions shall withdraw, the following amounts, up to the Monthly Period Class D Finance Charge Subaccount Allocation, from the Class D Finance Charge Subaccount and apply them as follows and in the following order of priority:

          (a)  Class D-1 Certificate Interest.  To the Class D-1 Distribution
               ------------------------------
Account an amount equal to the Class D-1 Certificate Interest and any Class D Additional Interest with respect to the following Distribution Date.

          (b)  Servicing Fee to Nonaffiliates.  In the event that the Servicer
               ------------------------------
is not Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class D Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period (the "Class D Monthly Servicing Fee") plus all accrued and unpaid Class D Monthly Servicing Fees in respect of previous Monthly Periods.

                                                                         56
          (c)  Defaults.  To the Class D-1 Principal Collections Subaccount, an
               --------
amount equal to the Class D-1 Invested Percentage of the Investor Default Amount and to the Class D-2 Principal Collections Subaccount, an amount equal to the Class D-2 Invested Percentage of the Investor Default Amount.

          (d)  Reimbursement of D Charge Offs and Dilution Reductions.  To the
               ------------------------------------------------------
Class D-1 or D-2 Principal Collections Subaccount, as the case may be, an amount equal to the aggregate amount of Class D-1 Investor Charge Offs, Class D-1 Dilution Reductions, Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions. Reimbursements under this subsection 4.9(e) shall be applied first
                                                                          -----
to reimburse Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions and second, to reimburse Class D-2 Investor Charge Offs and Class D-2 Dilution
    ------
Reductions. On the date of any such reimbursement, the Class D-1 Invested Amount or Class D-2 Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (e)  Interest on Class D-1 Charge Offs and Dilution Reductions. If
               ---------------------------------------------------------
prior to giving effect to clause (d) there were any unreimbursed Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions, to the Class D-1 Distribution Account, an amount equal to the Class D-1 Monthly Charge Off Interest with respect to the following Distribution Date.

          (f)  Class D Spread Account.  To the Class D Spread Account, the
               ----------------------
excess, if any, of the Required Class D Spread Account Amount over the amount on deposit in the Class D Spread Account before giving effect to such deposit.

          (g)  Reimbursement of Class A and C Investor Charge Offs.  To the
               ---------------------------------------------------
Class AC Principal Collections Subaccount, an amount equal to the aggregate amount of unreimbursed Class A Investor Charge Offs and Class C Investor Charge Offs and to the Class AC Finance Charge Subaccount the amount of accrued and unpaid Class A Monthly Charge Off Interest and Class C Monthly Charge Off Interest. Amounts available under this subsection 4.9(h) shall be applied first
                                                                           -----
to reimburse Class A Investor Charge Offs, second, to reimburse Class C Investor
                                           ------
Charge Offs, third, to the payment of accrued and unpaid Class A Monthly Charge
             -----
Off Interest, and fourth, to the payment of accrued and unpaid Class C Monthly
                  ------
Charge Off Interest. On the date of any reimbursement, the Class A Invested Amount or Class C Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (h)  Class AC Spread Account.  To the Class AC Spread Account an
               -----------------------
amount equal to the excess, if any, of the Required Class AC Spread Account Amount over the amount on deposit in the Class AC Spread Account before giving effect to such deposit (but after giving effect to Section 4.8A).

                                                                         57
          (i)  Funding Costs.  To the payment of Funding Costs owing, first, to
               -------------
any Class D-1 Certificateholders, second, to any Class A Certificateholders and, third, to any Class C Certificateholders.

          (j)  Servicing Fee to Saks or Affiliates.  In the event that the
               -----------------------------------
Servicer is Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class D Monthly Servicing Fee plus all accrued and unpaid amounts in respect of the Class D Monthly Servicing Fees in respect of previous Monthly Periods.

          (k)  Shared Finance Charge Collections.  To be treated as Shared
               ---------------------------------
Finance Charge Collections allocable to other Series of Investor Certificates.

          (l)  Payment to Class D-2 Certificateholder.  On each Transfer Date,
               --------------------------------------
the Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Class D Finance Charge Subaccount and pay to the Class D-2 Certificateholder an amount up to the Monthly Period Class D Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to clauses (a) through (k).

          Section 4.10A  Payment of Certificate Interest.  On each Payment Date,
                         -------------------------------
the Paying Agent shall pay in accordance with Section 5.1A: (i) to the Class A Certificateholders from the Class AC Distribution Account the amount deposited into the Class AC Distribution Account pursuant to Section 4.8A(a) on the related Transfer Date; (ii) to the Class C Certificateholders from the Class AC Distribution Account the amount deposited into the Class AC Distribution Account pursuant to Section 4.9A(b) on the related Transfer Date; and (iii) to the Class D-1 Certificateholders from the Class D-1 Distribution Account the amount deposited into the Class D-1 Distribution Account pursuant to Section 4.9A(a) on the related Transfer Date.

          Section 4.11A  Payment of Certificate Principal of Class A
                         -------------------------------------------
Certificates and Class C Certificates.
- -------------------------------------

          (a) On the Determination Date following the commencement of the Scheduled Amortization Period, and on each Determination Date thereafter until the commencement of the Rapid Amortization Period, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class AC Principal Collections Subaccount and deposit in the Class AC Distribution Account (i) the amount deposited in the Class AC Principal Collections Subaccount pursuant to subsection 4.4A(b)(v) during the preceding Monthly Period and (ii) the amount to be deposited in the Class AC Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8A(d) or (e) or 4.9A(g).

                                                                         58
          (b) On the Determination Date following the commencement of the Rapid Amortization Period, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class AC Principal Collections Subaccount and deposit in the Class AC Distribution Account (i) the amount deposited in the Class AC Principal Collections Subaccount pursuant to subsection 4.4A(b)(v) or 4.4(c)(v) during the preceding Monthly Period and (ii) the amount to be deposited in the Class AC Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8A(d) or (e) or 4.9A(g).

          (c) On each Transfer Date after the end of the Revolving Period, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Class AC Distribution Account an amount equal to the lesser of (x) the Class AC Invested Percentage of the Invested Percentage of the amount on deposit in the Excess Funding Account (exclusive of investment earnings) and
(y) the Class AC Principal Shortfall.

          (d) On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence, and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class AC Principal Collections Subaccount and deposit into the Class AC Distribution Account, an amount which is no greater than the sum of the Class A Invested Amount and the Class C Invested Amount as of the end of the day on such Transfer Date (after giving effect to the application of Sections 4.8A and 4.9A on such Transfer Date); and (y) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class AC Principal Collections Subaccount and deposit into the Collection Account, for allocation as Principal Collections pursuant to Article IV of the Agreement, the amount, if any, remaining in the Class AC Principal Collections Subaccount after giving effect to the withdrawals made pursuant to clause (x).

          (e) In accordance with the subordination of the Class C Certificates to the Class A Certificates, on each Distribution Date occurring after the commencement of the Amortization Period, the Paying Agent shall pay, in accordance with Section 5.1A, (i) to the Class A Certificateholders from the Class AC Distribution Account the lesser of (a) the amount on deposit in the Class AC Distribution Account on the related Transfer Date and (b) the Class A Invested Amount on such date and (ii) to the Class C Certificateholders from the Class AC Distribution Account the lesser of (y) the amount on deposit in the Class AC Distribution Account on the related Transfer Date less any amounts withdrawn from the Class AC Distribution Account pursuant to clause (i) of

                                                                         59
this subsection 4.11A(d) and (z) the Class C Invested Amount on such date.
          Section 4.12A  Payment of Certificate Principal of Class D
                         -------------------------------------------
Certificates.
- ------------

          (a) On the Determination Date following the commencement of the Scheduled Amortization Period, and on each Determination Date thereafter until the commencement of the Rapid Amortization Period, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class D-1 Principal Collections Subaccount and deposit in the Class D-1 Distribution Account (i) the amount deposited in the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4A(b)(vi) during the preceding Monthly Period (and not reallocated pursuant to Section 4.14A) and
(ii) the amount to be deposited in the Class D-1 Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8A(h) or 4.9A(c) or 4.9A(d) (in each case after giving effect to any reallocation pursuant to Section 4.14A).

          (b) On the Determination Date following the commencement of the Rapid Amortization Period, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class D-1 Principal Collections Subaccount and deposit in the Class D-1 Principal Funding Account (i) the amount deposited in the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4A(b)(vi) or 4.4A(c)(vi) during the preceding Monthly Period (and not reallocated pursuant to Section 4.14A) and (ii) the amount to be deposited in the Class D-1 Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8A(h) or 4.9A(c) or 4.9A(d) (in each case after giving effect to any reallocation pursuant to Section 4.14A). The sum of (A) the amount deposited in the Class D-2 Principal Collections Subaccount pursuant to subsection 4.4A(c)(vii) during the preceding Monthly Period (and not reallocated pursuant to Section 4.14A) and (B) the amount to be deposited in the Class D-2 Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8A(h) or 4.9A(c) or 4.9A(d) (in each case after giving effect to any reallocation pursuant to Section 4.14A) shall remain therein until the Class D-1 Invested Amount is reduced to zero.

          (c) On the Determination Date during the Rapid Amortization Period preceding the Transfer Date on which there are sufficient funds in the Class AC Principal Subaccount to reduce the Class C Invested Amount to zero, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, (i) withdraw from the Class D-1 Principal Funding Account and deposit in the Class D-1 Distribution Account, the least of (A) the amount on deposit in the Class D-1

                                                                         60
Principal Funding Account, after giving effect to clause (b) above, (B) the excess of the Class D Invested Amount over the Required Class D Invested Amount and (C) the Class D-1 Invested Amount.

          (d) On the Determination Date during the Rapid Amortization Period preceding the Transfer Date on which there are sufficient funds in the Class D-1 Principal Subaccount to reduce the Class D-1 Invested Amount to zero, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class D -2 Principal Collections Subaccount and pay to the Class D-2 Certificateholder, the lesser of (A) the amount on deposit in the Class D-2 Principal Collections Subaccount, after giving effect to clause (b) above and
(B) the excess of the Class D-2 Invested Amount over the Required Class D Invested Amount.

          (e) On each Transfer Date after the end of the Revolving Period, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit (i) an amount equal to the lesser of (x) the Class D-1 Invested Percentage of the Invested Percentage of the amount on deposit in the Excess Funding Account (exclusive of investment earnings) and (y) the Class D-1 Principal Shortfall to (A) during the Scheduled Amortization Period (or during the Rapid Amortization Period on and after to the date on which the Class A Invested Amount is reduced to zero), the Class D-1 Distribution Account, and (B) during the Rapid Amortization Period prior to the date on which the Class A Invested Amount is reduced to zero, the Class D-1 Principal Funding Account and
(ii) an amount equal to the lesser of (x) the Class D-2 Invested Percentage of the Invested Percentage of the amount on deposit in the Excess Funding Account (exclusive of investment earnings) and (y) the Class D-2 Principal Shortfall to
(A) first, the Class D Spread Account to the extent the amount in the Class D Spread Account is less than the Required Class D Spread Account Amount and, (B) second, (1) during the Scheduled Amortization Period, to the Holder of the Exchangeable Seller Certificate, (2) during the Rapid Amortization Period, to the Class D-2 Principal Collections Subaccount.

          (f) On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, (i) withdraw from the Class D-1 Principal Funding Account and deposit in the Class D-1 Distribution Account an amount which is no greater than the Class D-1 Adjusted Invested Amount as of the end of the day on such Transfer Date, after giving effect to the applications of
Section 4.8A, 4.9A and 4.14A on such Transfer Date) and (ii) withdraw from the Class D-2 Principal Collections Subaccount and pay to

                                                                         61
the Class D-2 Certificateholder an amount which is no greater than the Class D-2 Invested Amount as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class D-1 Principal Funding Account and the Class D-2 Principal Collections Subaccount and deposit into the Collection Account, for allocation as Principal Collections pursuant to Article IV, the amount, if any, remaining in such accounts after giving effect to the withdrawals made pursuant to clause (x).

          (g) On each Distribution Date during the Scheduled Amortization Period, the Paying Agent shall pay in accordance with Section 5.1A to the Class D-1 Certificateholders from the Class D-1 Distribution Account the amount on deposit in the Class D-1 Distribution Account on the related Transfer Date and to the Class D-2 Certificateholder from the Class D-2 Principal Collections Subaccount the amount required to be paid to the Class D-2 Certificateholder pursuant to Section 4.12A on the related Transfer Date.

          Section 4.13A  Applications of Spread Account Funds; Release of Funds
                         ------------------------------------------------------
From Spread Accounts.  (a) On the Closing Date, the Seller shall deposit in the
- --------------------
Class AC Spread Account the Required Class AC Spread Account Amount.

          (b) On the date during the Amortization Period on which the Class C Invested Amount has been reduced to zero and all Class A Certificate Interest, Class A Additional Interest, Class A Monthly Charge Off Interest Class C Certificate Interest, Class C Additional Interest and Class C Monthly Charge Off Interest shall have been paid in full, the Servicer shall, or shall direct the Trustee in writing to, transfer the amount on deposit in the Class AC Spread Account to the Class D Spread Account.

          (c) On the date during the Amortization Period on which the Class D-1 Invested Amount has been reduced to zero and all Class D-1 Certificate Interest, Class D-1 Additional Interest and Class D-1 Monthly Charge Off Interest shall have been paid in full, the Servicer shall, or shall direct the Trustee in writing to, deposit the amount on deposit in the Class D Spread Account into the Class AC Spread Account.

          (d) On the Series Termination Date the amount on deposit in the Class AC Spread Account shall be deposited in the Class AC Finance Charge Subaccount and applied in accordance with Section 4.8A and the amount on deposit in the Class D Spread Account shall be deposited in the Class D Finance Charge Subaccount and applied in accordance with Section 4.9A.

          (e)  In the event the Trustee shall sell the Receivables pursuant to
Section 9.2 of the Agreement, the amount on deposit in the Class AC Spread Account shall be deposited in the Class AC Finance Charge Subaccount and applied in accordance

                                                                         62
with Section 4.8A and the amount on deposit in the Class D Spread Account shall be deposited in the Class D Finance Charge Subaccount and applied in accordance with Section 4.9A.

          Section 4.14A  Allocation of Shortfall Share.  To the extent that at
                         -----------------------------
any time a Shortfall Share has been allocated to Series 1996-2, the Servicer shall direct the Trustee in writing to make the following applications: (i) first, the lesser of (A) the Class ACD-1 Invested Percentage of such Shortfall
- -----
Share and (B) the sum of the amount on deposit in the Class D-2 Principal Collections Subaccount and the Collections allocated to the Class D-2 Principal Collections Subaccount pursuant to Section 4.4A(c)(vii) shall be withdrawn from the Class D-2 Principal Collections Subaccount, the Class D-2 Invested Amount shall be reduced by the amount of such withdrawal and the amount of such withdrawal shall be deposited in the Class AC Principal Collections Subaccount and the Class D-1 Principal Collections Subaccount in accordance with the Class AC Invested Percentage and the Class D-1 Invested Percentage, respectively, (ii) second, the Class D-2 Invested Amount shall be reduced by the excess of (A) the
- ------
Shortfall Share over (B) the amounts applied pursuant to clause (i) but not below zero, (iii) third, an amount equal to the lesser of (A) the excess of (1)
                  -----
the Class ACD-1 Invested Percentage of the Shortfall Share over (2) the withdrawals and reductions set forth in clauses (i) and (ii) and (B) the amount on deposit in the Class D Spread Account shall be withdrawn from the Class D Spread Account and deposited into the Class AC Principal Collections Subaccount and the Class D-1 Principal Collections Subaccount in accordance with the Class AC Invested Percentage and the Class D-1 Invested Percentage, respectively, of the amount of such withdrawal, (iv) fourth, an amount equal to the lesser of (A)
                                    ------
the excess of the Class AC Invested Percentage of the Shortfall Share over the withdrawals and reductions pursuant to clauses (i) through (iii) and (B) the sum of the amount on deposit in the Class D-1 Principal Funding Account and the amount allocated to the Class D-1 Principal Collections Subaccount pursuant to
Section 4.4A(b)(vi) or 4.4(c)(vi) shall be withdrawn from the Class D-1 Principal Funding Account and the Class D-1 Principal Collections Subaccount on such day, the Class D-1 Invested Amount shall be reduced by the amount of such withdrawal and the amount of such withdrawal shall be deposited in the Class AC Principal Collections Subaccount and (v) fifth, the Class D-1 Invested Amount
                                         -----
shall be reduced by the excess of the Class ACD-1 Invested Percentage of the Shortfall Share over the withdrawals and reductions pursuant to clauses (i) through (iv) but not below zero. Any reduction in the Shortfall Share received as a result of payments by the Seller or Servicer pursuant to the Agreement shall be applied to reimburse the Class D-1 Invested Amount, the Class D Spread Account and the Class D-2 Invested Amount in the reverse of the order set forth above.

          SECTION 13.  Article V of the Agreement.  Article V of the Agreement
                       --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1996-2 Certificates:

                                                                         63
                                    ARTICLE V
                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

          Section 5.1A  Distributions.
                        -------------

          (a) On each Payment Date, the Paying Agent shall distribute by wire transfer to the Class A Agent on behalf of the Class A Certificateholders and to each Class C Certificateholder of record on the immediately preceding Record Date (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the Agreement and other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution), in each case in accordance with wire instructions received by the Trustee no later than one Business Day prior to such Payment Date, and promptly thereafter the Class A Agent shall make available to each such Class A Certificateholder and Class C Certificateholder, such Class A and C Certificateholder's pro rata share (based on Commitment Percentages) of amounts on deposit in the Class AC Distribution Account as are payable with respect to the Class A and C Certificates pursuant to Sections 4.10A and 4.11A on such Distribution Date.

          (b) On each Payment Date, the Paying Agent shall distribute by wire transfer to each Class D-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section
12.3 of the Agreement respecting a final distribution) such Class D-1 Certificateholder's pro rata share (based on Commitment Percentages) of amounts on deposit in the Class D-1 Distribution Account as are payable with respect to the Class D-1 Certificates pursuant to Sections 4.10A and 4.12A on such Distribution Date.

          (c) On each Distribution Date, the Paying Agent shall distribute to each Class D-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution) such Class D-2 Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class D-2 Certificates held by such Class D-2 Certificateholder) of amounts payable to the Class D-2 Certificateholders pursuant to Sections 4.10A and 4.12A by wire transfer to each Class D-2 Certificateholder.

          Section 5.2  Monthly Certificateholders' Statement.
                       -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1996-2 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F to this Supplement prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on

                                                                         64
the basis of an original principal amount of $1,000 per Series 1996-2 Certificate and, in the case of subclause (viii) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate):

          (i)  the total amount distributed;

         (ii)  the amount of such distribution allocable to Certificate
     Principal;

        (iii)  the amount of such distribution allocable to Certificate
     Interest;

         (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period and allocated in respect of the Series 1996-2 Certificates;

          (v) the aggregate amount of Principal Receivables, the Class A Invested Amount, the Class C Invested Amount, the Class D-1 Invested Amount, the Class D-2 Invested Amount, the Invested Amount and the Invested Amount as a percentage of the aggregate amount of Principal Receivables in the Trust as of the Close of Business on the related Transfer Date;

         (vi) the Monthly Period Class AC Finance Charge Subaccount Allocation and the Monthly Period Class D Finance Charge Allocation for the preceding Monthly Period;

        (vii) the Investor Default Amount with respect to the related Transfer Date;

       (viii)  Certificate Interest for each class for such Distribution Date;

         (ix) the amount of the Investor Monthly Servicing Fee for the preceding Monthly Period;

          (x) the Required Class AC Spread Account Amount, the Required Class D Spread Account Amount, the amounts on deposit in the Class AC Spread Account and the Class D Spread Account as of the related Transfer Date, the Class AC Excess Spread and the Class D-1 Excess Spread;

         (xi) the Class AC Deficiency Amount, if any, and the Class D Deficiency Amount, if any, for such Distribution Date;

        (xii) the aggregate amount of Class A Investor Charge Offs, Class C Investor Charge Offs, Class D-1 Investor Charge Offs, Class D-2 Investor Charge Offs, Class C Reallocated Amounts, Class D-2 Reallocated Amounts, Class D-1 Dilution Reductions and Class D-2 Dilution Reductions for the preceding Monthly Period;

                                                                         65
       (xiii) the aggregate amount of Class A Investor Charge Offs, Class C Investor Charge Offs, Class D-1 Investor Charge Offs, Class D-2 Investor Charge Offs and Class C Reallocated Amounts, Class D-2 Reallocated Amounts, Class D-1 Dilution Reductions and Class D-2 Dilution Reductions reimbursed on the Transfer Date relating to such Distribution Date;

        (xiv) the calculation of the Pay Out Event described in Section 14(c) of this Supplement;

         (xv)  the Portfolio Yield in respect of the preceding Monthly Period;

        (xvi)  the Base Rate in respect of the preceding Monthly Period;

       (xvii) the Required Dilution Percentage with respect to the Accrual Period beginning on such Distribution Date; and

      (xviii) the number of Additional Accounts which have been added to the Trust pursuant to Section 2.6, and the number of Accounts which have been removed from the Trust pursuant to Section 2.7, during the preceding Monthly Period; and

        (xix) the average Class A, C, D-1 and D-2 Invested Amounts during the preceding Monthly Period.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 1996, the Trustee shall distribute on behalf of the Seller, to each Person who at any time during the preceding calendar year was a Series 1996-2 Certificateholder, a statement prepared by the Paying Agent and delivered to the Trustee on or before January 25 of each calendar year containing the information required to be contained in the regular monthly report to Series 1996-2 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-2 Certificateholder, together with such other customary information (consistent with the treatment of the Series 1996-2 Certificates as debt) as the Paying Agent and Seller deem necessary or desirable to enable the Series 1996-2 Certificateholders to prepare their tax returns consistent with the treatment of the Series 1996-2 Certificates as debt instruments. Such obligations of any Paying Agent and the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by such Paying Agent and the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 14.  Series 1996-2 Pay Out Events.  If any one of the
                       ----------------------------
following events shall occur with respect to the Series 1996-2 Certificates:

                                                                         66
          (a) failure on the part of Seller or the Servicer (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) to duly observe or perform in any material respect any covenants or agreements applicable to it set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 1996-2 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Series 1996-2 Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of this Series 1996-2, and continues to affect materially and adversely the interests of the Series 1996-2 Certificateholders for such period; or

          (b) any representation or warranty made by Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by Seller pursuant to Section 2.1 or 2.6 of the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Series 1996-2 Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of this Series 1996-2, and as a result of which the interests of the Series 1996-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1996-2 Pay Out Event pursuant to this subsection 14(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof; or

          (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is a rate which is less than the average of the Base Rates for such three Monthly Periods; or

          (d)  the Seller Amount shall be less than the Minimum Seller Amount;
     or

          (e) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1996-2 Certificates; or

                                                                         67
          (f) the Class D Invested Amount is less than the Required Class D Invested Amount; or

           (g) the amount on deposit in the Excess Funding Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on three consecutive Transfer Dates; or

           (h) any Early Amortization Event (as defined in the Transition Supplement to the Existing Trust Agreement) shall have occurred with respect to the Transition Certificate; or

           (i) Saks shall fail to own, directly or indirectly, a majority of the common stock of the Seller.

then, (i) in any such event described in subparagraph (a), (b), (e) or (i) after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Unpaid Invested Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1996-2 Pay Out Event") has occurred as of the date of such notice and (ii) in the case of any event described in subparagraph (c), (d), (f), (g) or (h) (a Series 1996-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

          SECTION 15.  Funding Costs.  (a)  Change in Circumstances.  The Seller
                       -------------        -----------------------
agrees to indemnify each Series 1996-2 Certificateholder and to hold each Series 1996-2 Certificateholder harmless from any loss or expense, including, but not limited to, any such loss or expense arising from interest or fees payable by such Series 1996-2 Certificateholder to lenders of funds obtained by it to purchase or maintain that portion of its Commitment hereunder with respect to which Certificate Interest is determined by reference to LIBOR as a consequence of (i) default by the Seller in the performance of its obligations hereunder or under the Agreement, (ii) the occurrence of a Servicer Default or an event which would, with the giving of notice or the passage of time, constitute a Servicer Default or Pay Out Event, (iii) default by the Seller in selling an Increase on an Increase Date after having given notice of such Increase, or (v) any reduction of a Class A, C or D-1 LIBO Tranche prior to the termination of the LIBO Period for such Class A, C or D-1 LIBO Tranche. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Series 1996-2 Certificateholder to the Seller shall be conclusive absent manifest error.

                                                                         68
          (b)  Market Disruption.  If on or prior to the first day of any LIBO
               -----------------
Period, the Class A Agent shall have determined (which determination shall be conclusive and binding upon the Seller) that (i) deposits in Dollars are not being offered to the Class A Agent in the London interbank market, (ii) the rate per annum referred to in the definition of "LIBOR" as the basis upon which any of the Class A, C and D LIBO Rates is to be determined (when such rate is determined by reference to LIBOR) does not accurately reflect the costs to any Series 1996-2 Certificateholder of maintaining its investment in the Series 1996-2 Certificates at such time as the Certificate Interest is based, in whole or in part, upon LIBOR or (iii) adequate and reasonable means do not otherwise exist for ascertaining LIBOR, the Class A Agent shall forthwith give telex or telecopy notice thereof, confirmed in writing, to the Seller, the Administrative Agent and the Trustee, whereupon until the Class A Agent notifies the Seller, the Administrative Agent and the Trustee that the circumstances giving rise to such notice no longer exist, the Available Pricing Amount shall not be allocated to any Class A, C or D-1 LIBO Tranche.

          (c)  Illegality.  Notwithstanding any other provision herein to the
               ----------
contrary, if, after the Closing Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Series 1996-2 Certificateholder with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful for such Series 1996-2 Certificateholder to maintain its interest in the Series 1996-2 Certificates in any Class A, C or D-1 LIBO Tranche and such Series 1996-2 Certificateholder so notifies (i) in the case of a Class A Certificateholder, the Class A Agent, and (ii) in the case of a Class C Certificateholder or Class D-1 Certificateholder, the Administrative Agent, and the Class A Agent or the Administrative Agent, as the case may be, so notifies the Seller and the Trustee, then the portion of each Class A, C or D-1 LIBO Tranche applicable to such Series 1996-2 Certificateholder shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the LIBO Period with respect to any Class A, C or D-1 LIBO Tranche, the Seller shall pay to the Class A Agent, for the account of the applicable Class A Certificateholder, or to the applicable Class C Certificateholder or Class D-1 Certificateholder, as the case may be, the amounts, if any, as may be required pursuant to Section 15(a).

          (d)  Increased Costs.  In the event that any change after the date
               ---------------
hereof in any applicable law, treaty or governmental regulation or in the interpretation or application thereof or the compliance by any Series 1996-2 Certificateholder

                                                                         69
with any request or directive (whether or not having the force of law) from any central bank or nation or government (or any state or political subdivision thereof) or any entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government:

          (i) does or shall subject any Series 1996-2 Certificateholder to any tax of any kind whatsoever with respect to this Supplement or such Series 1996-2 Certificateholder's Commitment hereunder, or change the basis of taxation of payments to any Series 1996-2 Certificateholder in respect of such Series 1996-2 Certificateholder's portion of the amounts payable hereunder (except for Excluded Taxes and changes in the rate of tax on the overall net income of such Series 1996-2 Certificateholder imposed in the United States of America or in the country from which such Series 1996-2 Certificateholder is then funding its interest in the Series 1996-2 Certificate); or

         (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Series 1996-2 Certificateholder except as provided in clause (iii) below; or

        (iii) does or shall impose, modify or hold applicable any reserves against "Eurocurrency liabilities" (including, without limitation, basic, supplemental, marginal or emergency reserves) under Regulation D of the Board of Governors of The Federal Reserve System (or so long as such Series 1996-2 Certificateholder may be required by such Board of Governors or by any other Governmental Authority having jurisdiction with respect thereto to maintain reserves (including, without limitation, basic, supplemental, marginal or emergency reserves) with respect to eurocurrency funding) in excess of the amount thereof on the Closing Date; or

         (iv) does or shall impose on any Series 1996-2 Certificateholder any other condition;

and the result of any of the foregoing is to increase the cost to such Series 1996-2 Certificateholder of purchasing or maintaining its portion of the Series 1996-2 Certificateholders' Commitment by an amount which such Series 1996-2 Certificateholder deems to be material or to reduce the amount of any payment by an amount which such Series 1996-2 Certificateholder deems to be material (collectively, "Increased Costs"), then, in any such case, such Series 1996-2 Certificateholder shall notify (i) in the case of a Class A Certificateholder, the Class A Agent, and (ii) in the case of a Class C or Class D-1 Certificateholder, the

                                                                         70
Administrative Agent, who will in turn notify the Servicer and the Seller, of such Increased Costs and the event giving rise to such Increased Costs. Each Series 1996-2 Certificateholder shall certify such Increased Costs to the Servicer and the Seller and such certification shall be conclusive absent manifest error.

          (e)(i)  Changes in Capital Requirements.  In the event that any Series
                  -------------------------------
1996-2 Certificateholder shall have determined that any change after the date hereof in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Series 1996-2 Certificateholder or any corporation controlling such Series 1996-2 Certificateholder with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof (a "Change in Law") does or shall have the effect of reducing the rate of return on such Series 1996-2 Certificateholder's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Series 1996-2 Certificateholder or such corporation could have achieved but for such change or compliance (taking into consideration such Series 1996-2 Certificateholder's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Series 1996-2 Certificateholder to be material, then from time to time, after submission by such Series 1996-2 Certificateholder to the Seller (with a copy to the Class A Agent, in the case of a Class A Certificateholder and the Administrative Agent, in the case of a Class C Certificateholder or Class D-1 Certificateholder) of a written request therefor, the Seller shall indemnify such Series 1996-2 Certificateholder such additional amount or amounts as will compensate such for such reduction.

          (ii) Upon the occurrence of any Change in Law, each Series 1996-2 Certificateholder whose Commitment hereunder is affected by such Change in Law shall transfer its Commitment to another branch office (or, if such Series 1996-2 Certificateholder so elects, to an Affiliate) of such Series 1996-2 Certificateholder, provided that such transfer shall be made only if such Series
                   --------
1996-2 Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (A) on the basis of existing circumstances, such transfer will avoid or reduce the additional payments resulting from such Change in Law and will not result in any additional costs, liabilities or expenses to such Series 1996-2 Certificateholder (unless the Seller agrees to pay such additional costs, liabilities or expenses of such Series 1996-2 Certificateholder) and (B) such transfer is otherwise consistent with the interests of such Series 1996-2 Certificateholder.

          (f)  Taxes on Payments.  (i)  All payments made under this Supplement
               -----------------
to Series 1996-2 Certificateholders in respect of their Series 1996-2 Certificates shall, to the extent allowed by law, be made free and clear of, and without reduction for or on

                                                                         71
account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (hereinafter "Taxes"), excluding (A) net income taxes (including, without limitation, branch profits taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on net income) and franchise taxes (in lieu of income taxes) or any other tax upon or measured by the overall net income of the Series 1996-2 Certificateholder; (B) any Taxes that would not have been imposed but for the failure of such Restricted Certificateholder or an Agent, as applicable, to provide and keep current to the extent permitted by law any certification or other documentation required to qualify for an exemption therefrom or reduction rate thereof or required by this Supplement to be furnished by a Restricted Certificateholder; and (C) any Taxes imposed as a result of any change (other than a change mandated by law or this Supplement) by any Series 1996-2 Certificateholder of the office in which it funds its investment in the Series 1996-2 Certificates (all such excluded Taxes hereinafter "Excluded Taxes"). If any Taxes (other than Excluded Taxes) are required to be withheld from any amounts payable to any Series 1996-2 Certificateholder hereunder, unless such requirement results from the failure of such Series 1996-2 Certificateholder to comply with subsection (ii) or any of its representations and warranties therein or pursuant thereto fail to be true and correct when made (and after submission to the Seller or the Servicer of a written request therefor), the amounts so payable to such Series 1996-2 Certificateholder will be increased to the extent necessary to yield to such Series 1996-2 Certificateholder (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Supplement. Whenever any Taxes are payable by the Seller, as promptly as possible thereafter, the Seller shall send to such Series 1996-2 Certificateholder a certified copy of an original official receipt showing payment thereof. If the Seller fails to remit the required receipts or other required documentary evidence, the Seller shall indemnify the Series 1996-2 Certificateholders for any incremental taxes, interest or penalties that may become payable by any Series 1996-2 Certificateholder as a result of such failure.

           (ii) Each Series 1996-2 Certificateholder agrees that prior to the Closing Date (or if such Series 1996-2 Certificateholder is not an Initial Series 1996-2 Certificateholder, prior to or at the time such Series 1996-2 Certificateholder becomes a Series 1996-2 Certificateholder hereunder) it will deliver to the Seller (A) either (1) a statement that it is incorporated under the laws of the United States of America or a state thereof or, (2) if it is not so incorporated, two duly completed copies either of United States Internal Revenue Service Form 4224 or successor applicable form, or, solely in the case of a Class A Certificateholder that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code (a

                                                                         72
"Bank"), of United States Internal Revenue Service Form 1001 or successor applicable form, as the case may be, certifying in each case that such Series 1996-2 Certificateholder is entitled to receive payments under this Supplement in respect of its interest in the Series 1996-2 Certificates purchased hereunder, without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Series 1996-2 Certificateholder which delivers to the Seller any such Form 1001 or 4224 and Form W-8 or W-9 further undertakes to deliver to the Seller two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Seller and such extensions or renewals thereof as may reasonably be requested by the Seller, certifying in the case of a Form 1001 or 4224 that such Series 1996-2 Certificateholder is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Series 1996-2 Certificateholder from duly completing and delivering any such form with respect to it and such Series 1996-2 Certificateholder advises the Seller that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Each Series 1996-2 Certificateholder (other than a Class A Certificateholder that is a Bank) certifies, represents and warrants that, as the date of this Supplement, (i) it is entitled to receive payments under this Supplement without deduction or withholding of any United States federal income taxes because such income is effectively connected with the conduct of a United States trade or business and (y) it is entitled to an exemption from United States backup withholding tax. Notwithstanding any provision of this Supplement to the contrary, the Servicer and the Trustee shall be entitled to withhold or cause such withholding, and additional amounts in respect of Taxes need not be paid to a Series 1996-2 Certificateholder in the event of a breach of the certifications, representations and warranties set forth in this Section 15(f) by such Series 1996-2 Certificateholder or, with respect to non-U.S. persons that are Restricted Certificateholders, in the event that the tax characterization described in Section 3.7 of the Agreement is not upheld.

          (iii) The agreements in this Section 15(f) shall survive the termination of this Supplement and the payment of all amounts payable hereunder.

                                                                         73
           (iv) Upon the occurrence of any event requiring Taxes to be withheld from any amounts payable to any Series 1996-2 Certificateholder hereunder, each Series 1996-2 Certificateholder who is affected by such event shall transfer its Series 1996-2 Certificates to another branch office (or, if such Series 1996-2 Certificateholder so elects, to an Affiliate), provided that such transfer shall
                                               --------
be made only if such Series 1996-2 Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (A) on the basis of existing circumstances, such transfer will avoid or reduce the amount of Taxes withheld resulting from such event and will not result in any additional costs, liabilities or expenses to such Series 1996-2 Certificateholder (unless the Seller agrees to pay such additional costs, liabilities or expenses of such Series 1996-2 Certificateholder) and (B) such transfer is otherwise consistent with the interests of such Restricted Certificateholder.

          (v) Notwithstanding anything to the contrary in this Section 15, each Restricted Certificateholder that is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) agrees that, upon written notice by the Seller to the Restricted Certificateholder that the Seller intends to withhold pursuant to Section 1446 of the Code, (a "Withholding Tax" and such determination being a "Withholding Event"):

            (A) such Restricted Certificateholder shall for tax years for which the Restricted Certificateholder has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such
                      --------------
     Withholding Event, and as a condition to the obligations of the Servicer and the Trustee pursuant to subsection 15(f), provide (A) a signed officer's certificate of such Restricted Certificateholder stating that amounts paid hereunder have been included in such Restricted Certificateholder's U.S federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Seller in asserting to the Internal Revenue Service the applicability of Section 1463 of the Code with respect to any Withholding Tax for each such Prior Tax Year and (B) information to the Seller or, at the option of such Restricted Certificateholder, to the Internal Revenue Service in support of the application of Section 1463 of the Code for each such Prior Tax Year;

            (B) if Section 1463 is not applicable for any Prior Tax Year of such Restricted Certificateholder because the Restricted Certificateholder did not properly pay federal income tax due on amounts payable hereunder during such Prior Tax Year, the Restricted Certificateholder shall indemnify the Seller for any Withholding Tax (and interest and penalties thereon) payable by the Seller or the Trust on payments hereunder attributable to such Prior Tax Year on

                                                                         74
     which the Restricted Certificateholder did not so properly pay federal income tax; and
            (C) no amounts shall be payable to any Restricted Certificateholder under subsection 15(f) with respect to any Withholding Tax unless, due to a change in law, treaty or regulation (for in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof), the credit for U.S. federal income tax purposes available to such Restricted Certificateholder or under the Code (as in effect on the Closing Date) resulting from such Withholding Tax is discontinued or substantially reduced.

          (g)  Replacement of Series 1996-2 Certificateholders.  In the event
               -----------------------------------------------
that a Series 1996-2 Certificateholder requests compensation pursuant to subsection (c) through (f) of this Section 15 or a Series 1996-2 Certificateholder's obligation to maintain its interest in its Series 1996-2 Certificate at an interest rate based on LIBOR has been suspended pursuant to
Section 15, the Seller shall have the right to replace such Series 1996-2 Certificateholder, in whole or in part, with another Person by giving three Business Days prior written notice to the Trustee, such Series 1996-2 Certificateholder, the Administrative Agent and, in the case of the replacement of a Class A Certificateholder, the Class A Agent, specifying the date on which all or a portion of such Series 1996-2 Certificateholder's rights and obligations hereunder shall be terminated. In the event of the replacement of a Series 1996-2 Certificateholder, such Series 1996-2 Certificateholder agrees to assign its interest in its Series 1996-2 Certificates and its rights and obligations hereunder (or a portion thereof as the case may be) to a replacement certificateholder (a "Replacement Certificateholder") selected by the Seller upon payment by the Replacement Certificateholder to such Series 1996-2 Certificateholder of the portion of the Invested Amount represented by such Series 1996-2 Certificateholder's Certificates and any accrued and unpaid interest thereon, accrued Commitment Fees and any other amounts owed to such Series 1996-2 Certificateholder (or, in each case, the pro rata portion thereof being acquired by the Replacement Certificateholder) and to execute and deliver a Commitment Transfer Supplement evidencing such assignment.

          (h)  Notwithstanding anything to the contrary set forth in this
Section 15, the payment to the Series 1996-2 Certificateholders for the costs described in this Section 15 shall be limited to payments pursuant to Section 4.8A(j) and 4.9A(i) and the Series 1996-2 Certificateholders shall have no other recourse to the assets of the Seller, the Servicer or the Trust.

          SECTION 16.  Conditions Precedent to Effectiveness of Supplement.
                       ---------------------------------------------------
This Supplement will become effective on the date

                                                                         75
(the "Closing Date") on which the following conditions precedent have been satisfied:
          (a)  Documents.  The Administrative Agent and the Class A Agent shall
               ---------
     have received an original executed copy for each Series 1996-2 Certificateholder, each executed and delivered in form and substance satisfactory to the Administrative Agent and Class A Agent, of (i) the Agreement executed by a duly authorized officer of each of the Seller, the Servicer and the Trustee and (ii) this Supplement executed by a duly authorized officer of each of the Seller, the Servicer, the Trustee and each Initial Series 1996-2 Certificateholder. Each of the Agreement, the Receivables Purchase Agreement and this Supplement (upon execution hereof) shall be in full force and effect.

          (b)  Corporate Proceedings of the Seller and Servicer.  The
               ------------------------------------------------
     Administrative Agent and the Class A Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent and the Class A Agent, of the Board of Directors of each of the Seller and of the Servicer authorizing the execution, delivery and performance of this Supplement, certified by the Secretary or an Assistant Secretary of the Seller or the Servicer, as the case may be, as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Certificates and all other legal matters relating to such agreements and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to each Series 1996-2 Certificateholder.

          (c)  Corporate Documents.  The Administrative Agent and the Class A
               -------------------
     Agent shall have received, with a counterpart for each Series 1996-2 Certificateholder, true and complete copies of the certificate of incorporation and by-laws of the Seller and of the Servicer, certified as of the date hereof as true, complete and correct copies thereof by the Secretary or an Assistant Secretary of the Seller or the Servicer, as the case may be.

          (d)  Good Standing Certificates.  The Administrative Agent and the
               --------------------------
     Class A Agent shall have received, with a counterpart for each Series 1996-2 Certificateholder, copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Seller and the Servicer in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse

                                                                         76
     effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Seller or the Servicer, as the case may be.
          (e)  Filings, Registrations and Recordings.  Any documents (including,
               -------------------------------------
     without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables to the Seller pursuant to the Receivables Purchase Agreement and (ii) to create, in favor of the Trustee on behalf of the Trust, a perfected ownership interest in the Trust Assets under the Agreement with respect to which an ownership interest may be perfected by a filing under the UCC shall, in each case, have been properly filed in each office in each jurisdiction listed in the Agreement or the Receivables Purchase Agreement, as the case may be, and such filings are the only ones required in order to perfect the sale of the Receivables to the Seller under the Receivables Purchase Agreement or of the Trust Assets to the Trust, under the Agreement, as the case may be, in the jurisdictions listed therein. The Administrative Agent and the Class A Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

          (f)  Lien Searches.  The Administrative Agent and the Class A Agent
               -------------
     shall have received the results of a recent search by a Person satisfactory to the Administrative Agent and the Class A Agent of UCC and other filings with respect to the Seller and such other parties as it deems necessary.

          (g)  Legal Opinions.  The Administrative Agent and the Class A Agent
               --------------
     shall have received a legal opinion of Gibson, Dunn & Crutcher, counsel to the Seller and the Servicer, dated the Closing Date and addressed to each Series 1996-2 Certificateholder, to the effect that (i) the sale of Receivables to the Seller pursuant to the Receivables Purchase Agreement is a "true sale," (ii) a court would not order the substantive consolidation of the assets and liabilities of the Seller with those of the Servicer or any of its Affiliates, (iii) the Seller has a perfected ownership interest in the Receivables and the Trustee has a first priority perfected ownership or security interest in the Trust Assets and (iv) addressing other customary matters in form and substance satisfactory to the Series 1996-2 Certificateholders.

          (h)  Legal Opinion of Trustee Counsel.  The Administrative Agent and
               --------------------------------
     the Class A Agent shall have received a legal opinion of Seward & Kissel, counsel to the Trustee, dated the Closing Date and addressed to each Series 1996-2 Certificateholder, in form and substance satisfactory to the Series 1996-2 Certificateholder.

                                                                         77
          (i)  Officers' Certificates.  The Administrative Agent and the Class A
               ----------------------
     Agent shall have received certificates of each of the Seller and the Servicer, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President, the chief financial officer and the Treasurer of the Seller or the Servicer, as the case may be, stating that
     (i) the representations and warranties of the Seller or the Servicer, as the case may be, contained in the Agreement and this Supplement, are true and correct on and as of the Closing Date, (ii) the Seller or the Servicer, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date and (iii) the absence of any Pay Out Event on the Closing Date or the occurrence of any event that, with the passage of time, could be a Pay Out Event.

          (j)  Ratings.  The Administrative Agent and the Class A Agent shall
               -------
     have received evidence satisfactory to it that the Class A Certificate shall have received a rating of A2 from Moody's and A from Duff & Phelps.

          (k)  Series Accounts.  The Administrative Agent and the Class A Agent
               ---------------
     shall have received evidence satisfactory to it that the Series Accounts shall have been established.

          (l)  Fee Letter.  The Seller shall have executed and delivered the Fee
               ----------
     Letter to the Class A Agent.

          (m)  Fees and Expenses. All fees and expenses to be paid on the
               -----------------
     Closing Date shall have been received by the appropriate Person.

          SECTION 17.  Administrative Agent and the Class A Agent.  (a)  Each
                       ------------------------------------------
Series 1996-2 Certificateholder hereby irrevocably designates and appoints the Administrative Agent as the agent of such Series 1996-2 Certificateholder under this Supplement and each such Series 1996-2 Certificateholder hereby irrevocably authorizes the Administrative Agent, as the agent for such Series 1996-2 Certificateholder, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to such Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary in this Supplement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Supplement, nor any fiduciary relationship with any Series 1996-2 Certificateholder (except as Administrative Agent), the Seller or the Servicer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise be deemed to exist against the Administrative Agent.

                                                                         78
          (b)  Consultation with Experts.  The Administrative Agent may consult
               -------------------------
with legal counsel (who may be counsel for the Seller or Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          (c)  Liability of the Administrative Agent.  Neither the
               -------------------------------------
Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Series 1996-2 Certificateholders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Supplement; (ii) the performance or observance of any of the covenants or agreements of the Seller or the Servicer; (iii) the satisfaction of any condition specified in Section 16, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Supplement, the Agreement or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          (d)  Indemnification.  Each Series 1996-2 Certificateholder shall,
               ---------------
ratably in accordance with its portion of the Invested Amount, indemnify the Administrative Agent (to the extent not reimbursed by the Seller) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Administrative Agent's gross negligence or willful misconduct) that the Administrative Agent may suffer or incur in connection with this Supplement or any action taken or omitted by the Administrative Agent hereunder.

          (e)  Credit Decision.  Each Series 1996-2 Certificateholder
               ---------------
acknowledges that it has, independently and without reliance upon the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement. Each Series 1996-2 Certificateholder also acknowledges that it will, independently and without reliance upon the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Supplement.

          (f)  Reliance by the Administrative Agent.  The Administrative Agent
               ------------------------------------
shall be entitled to rely, and shall be

                                                                         79
fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Series 1996-2 Certificateholders and counsel to the Seller or the Servicer), independent accountants and other experts selected by such Administrative Agent, as the case may be. The obligations of the Administrative Agent are only those expressly set forth herein. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Supplement unless it shall first receive such advice or concurrence of the Series 1996-2 Certificateholders as it deems appropriate or it shall first be indemnified to its satisfaction by the Series 1996-2 Certificateholders against any and all liability and expense (other than such liability or expense arising from such Administrative Agent's own gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Series 1996-2 Certificateholders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Series 1996-2 Certificateholders and all successors and assigns of the Series 1996-2 Certificateholders.

          (g)  Notice of Default or Amortization Event.  The Administrative
               ---------------------------------------
Agent shall not be deemed to have knowledge or notice of the occurrence of any Servicer Default or Pay Out Event hereunder unless the Administrative Agent has received notice from a Series 1996-2 Certificateholder, the Seller or the Servicer referring to the Agreement or this Supplement, describing such Servicer Default or Pay Out Event and stating that such notice is a "notice of a Servicer Default" or a "notice of a Pay Out Event", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Series 1996-2 Certificateholders, the Trustee and the Servicer. The Administrative Agent shall take such action with respect to such Servicer Default or Pay Out Event as shall be reasonably directed by the Required Series 1996-2 Certificateholders holding, provided that unless and
                                                   --------
until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default or Pay Out Event as it shall deem advisable in the best interests of the Series 1996-2 Certificateholders.

          (h)  The Administrative Agent in its Individual Capacity.  The
               ---------------------------------------------------
Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller, the Servicer or any of their

                                                                         80
Affiliates as though such Administrative Agent were not an Administrative Agent. With respect to any interest the Administrative Agent may from time to time hold in the Series 1996-2 Certificates, the Administrative Agent shall have the same rights and powers under this Supplement as any Series 1996-2 Certificateholder and may exercise the same as if it were not an Administrative Agent, and the term "Series 1996-2 Certificateholder" and "Series 1996-2 Certificateholders" shall include the Administrative Agent in its individual capacity.

          (i)  Successor Administrative Agent.  (i)  Swiss Bank Corporation, New
               ------------------------------
York Branch may assign all or a portion of its rights and obligations as Administrative Agent at any time to its Affiliate or a Qualified Institution acceptable to the Servicer. Any such assignee shall be entitled to all the benefits and protections afforded the Administrative Agent pursuant to this
Section 16. Any such assignment shall become effective upon Swiss Bank Corporation, New York Branch's giving notice of such assignment to the Seller, the Servicer and the Series 1996-2 Certificateholders.

          (ii) The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Series 1996-2 Certificateholders and the Trustee and pursuant to the following sentence. The Administrative Agent's resignation shall not become effective until a successor is approved pursuant hereto. If the Administrative Agent shall give notice to the Series 1996-2 Certificateholders of its intention to resign as Administrative Agent under this Agreement, then the Required Series 1996-2 Certificateholders shall appoint a successor agent for the Series 1996-2 Certificateholders which successor agent shall be approved by the Seller and the Servicer, which approval shall not be unreasonably withheld; provided that if Series 1996-2 Certificateholders shall
                       --------
not have appointed, or the Series 1996-2 Certificateholders shall have appointed but the Seller and the Servicer shall not have approved, any such successor agent within 60 days of the original notice given by the Administrative Agent of its intention to resign, then the Administrative Agent may appoint a successor agent for the Series 1996-2 Certificateholders, subject to the approval of the Required Series 1996-2 Certificateholders and, provided that no Pay Out Event has occurred and is continuing, the Seller and the Servicer shall have approved such successor agent, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, if the Required Series 1996-2 Certificateholders, the Seller and the Servicer determine in good faith that the Administrative Agent has carried out its duties in a manner characterized by gross negligence or willful misconduct, then the Required Series 1996-2 Certificateholders, the Seller and the Servicer may appoint a successor agent. Upon any appointment pursuant to the two preceding sentences, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative

                                                                         81
Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement or any of their successors and assigns. After any retiring Administrative Agent's resignation or dismissal hereunder as Administrative Agent, the provisions of this Section 16(i) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Supplement.

            (j) Pursuant to agreements between the Class A Agent and the Class A Certificateholders, the Class A Agent has been appointed to act as agent for each Class A Certificateholder to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to such Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Unless otherwise notified by the Class A Agent or the Required Class A Certificateholders, the Trustee shall be entitled to conclusively presume that actions taken hereby by the Class A Agent on behalf of the Class A Certificateholders have been duly authorized by the Class A Certificateholders.

          SECTION 18.  Payments.  Each payment to be made hereunder shall be
                       --------
made on the required payment date in lawful money of the United States and in immediately available funds (a) in the case of the Class A Certificateholders, to the office of the Class A Agent set forth below its signature hereto, (b) in the case of each other Series 1996-2 Certificateholder to its address set forth in the Series 1996-2 Register. On each Distribution Date, the Class A Agent shall remit in like funds to each Class A Certificateholder its applicable pro
                                                                           ---
rata share (based on its Commitment Percentage) of each such payment received by
- ----
the Class A Agent for the account of the Class A Certificateholders.

          SECTION 19.  Costs and Expenses.  The Seller agrees to pay all out-of-
                       ------------------
pocket costs and expenses of the Series 1996-2 Certificateholders, the Administrative Agent and the Class A Agent (including, without limitation, in all of the following cases, reasonable fees and disbursements for one counsel to each of the Administrative Agent and each Series 1996-2 Certificateholder not to exceed, in the case of fees and disbursements incurred under clause (a), (b) or
(c), $25,000 for any such counsel) in connection with (a) the preparation, execution, delivery, administration, waiver, amendment and modification of this Supplement, the Agreement and the Certificates and the syndication of interests in the Series 1996-2 Certificates to Series 1996-2 Certificateholders, (b) the sale of Series 1996-2 Certificates hereunder, (c) the perfection as against all third parties whatsoever of the Series 1996-2 Certificateholders' right, title and interest in, to and under the Series 1996-2 Certificates and the Trust Assets and (d) the

                                                                         82
enforcement by the Series 1996-2 Certificateholders of the obligations and liabilities of the Seller and the Servicer under the Agreement, this Supplement or any related document.

          SECTION 20.  Final Distribution.  Written notice of any termination,
                       ------------------
specifying the Distribution Date upon which the Series 1996-2 Certificateholders may surrender their Series 1996-2 Certificates for payment of the final distribution and cancellation shall be given by the Trustee not later than the 60th day immediately preceding the Distribution Date on which final payment of the Series 1996-2 Certificates shall be made, provided that the Servicer shall have requested the delivery of such notice in writing not later than the 70th Business Day preceding such Distribution Date.

          SECTION 21.  Amendments.  (a)  Notwithstanding anything to the
                       ----------
contrary contained in the Agreement, (i) no amendment shall be made to the Required Class AC Spread Account Amount or the method of calculation thereof or to the definition of Class AC Spread without the consent of the holders of a majority of the Class C Unpaid Invested Amount and (ii) no amendment shall be made to the Required Class D Spread Account Amount or the method of calculation thereof or to the definition of Class D-1 Excess Spread or the Dilution Factor without the consent of the holders of a majority of the Class D-1 Unpaid Invested Amount.

          (b) The Trustee shall not consent to any amendment, supplement or other modification to the Transition Supplement requiring the consent of the holder of the Transition Certificate without the consent of holders of Undivided Interests aggregating more than 50% of the Unpaid Invested Amount; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, distributions which would otherwise be required to be made with respect to the Transition Certificate without the consent of each holder of Series 1996-2 Certificates or (ii) change the definition of or the manner of calculating "Monthly Interest" with respect to the Transition Certificate without the consent of each holder of Series 1996-2 Certificates.

          (c) If the Seller determines, based on an Opinion of Counsel delivered to the Trustee, that an amendment or other modification to this Agreement may be required to avoid the Trust being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code, the Seller and each Restricted Certificateholder agree to negotiate reasonably and in good faith to amend or otherwise modify this Agreement in a manner consistent with such determination and as will best preserve the economic and other rights and obligations of the parties hereto. In the event that any Restricted Certificateholder does not consent to any such amendment so determined by the Seller to be required within thirty days after the Seller's request, such Restricted Certificateholder hereby agrees to use reasonable efforts to procure a replacement

                                                                         83
investor which is reasonably acceptable to the Seller to replace such nonconsenting Restricted Certificateholder.
          SECTION 22.  Successors and Assigns.  (a)  This Supplement shall be
                       ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Seller may not assign or transfer any of its rights under this Supplement without the prior written consent of Series 1996-2 Certificateholders holding Undivided Interests aggregating more than 50% of the Unpaid Invested Amount; provided further that no Restricted Certificate may be sold by the Seller to an initial purchaser thereof unless the Seller shall obtain from such initial purchaser an agreement pursuant to which the initial purchaser has made the Restricted Certificateholder Warranties.

          (b) Any Series 1996-2 Certificateholder may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Participants") to which the Seller may consent, which consent shall not be withheld unreasonably (it being understood that such consent shall be considered to be reasonably withheld if such entity being a Participant would cause the number of Private Holders to exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as a publicly traded partnership taxable as a corporation pursuant to Code Section
7704) participations in its interest in any Series 1996-2 Certificate and its rights hereunder pursuant to documentation in form and substance satisfactory to such Series 1996-2 Certificateholder and the Participant; provided, however, that any such participation by a Restricted Certificateholder shall be void unless its Participant shall have, prior to the effectiveness of its participation, made warranties, representations and certifications similar in substance to the Restricted Certificateholder Warranties regarding securities law and federal income tax matters (the "Participant Warranties"). In the event of any such sale by a Series 1996-2 Certificateholder to a Participant, such Series 1996-2 Certificateholder's obligations under this Supplement shall remain unchanged and such Series 1996-2 Certificateholder shall remain solely responsible for the performance thereof. The Seller agrees that each Series 1996-2 Certificateholder is entitled, in its own name, to enforce for the benefit of, or as agent for, any Participant any and all rights, claims and interest of such Participant in respect of the Trust and the Seller's obligations under this Supplement.

          (c) Any Series 1996-2 Certificateholder (other than the Seller) may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the Series 1996-2 Certificates to (i) any Affiliate or any other Series 1996-2 Certificateholder and (ii) with the consent of the Seller, which consent shall not be unreasonably withheld (it

                                                                         84
being understood that such consent shall be considered to be withheld reasonably on the basis that such assignee being a Restricted Certificateholder would cause the number of Private Holders to exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as a publicly traded partnership pursuant to Section 7704 of the Code), and upon prior written notice to the Administrative Agent and, in the case of a sale by any Class A Certificateholder, the Class A Agent, one or more banks or other entities (an "Acquiring Series 1996-2 Certificateholder"), in each case pursuant to a commitment transfer supplement, substantially in the form of Exhibit G (the "Commitment Transfer Supplement"), executed by such Acquiring Series 1996-2 Certificateholder, such assigning Series 1996-2 Certificateholder, the Administrative Agent, the Class A Agent, if applicable, and, in the case of an Acquiring Series 1996-2 Certificateholder that is not then an existing Series 1996-2 Certificateholder or an Affiliate thereof, the Seller, and delivered to the Administrative Agent for its acceptance and recording in the Series 1996-2 Register; provided, however, that any assignment shall be void unless (i) any assignee that will thereby become a Restricted Certificateholder shall have made the Restricted Certificateholder Warranties and (ii) there shall not be more than 80 Private Holders after giving effect to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date of such Commitment Transfer Supplement, (x) the Acquiring Series 1996-2 Certificateholder thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Series 1996-2 Certificateholder hereunder with a Commitment as set forth therein and (y) the transferor Series 1996-2 Certificateholder thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Supplement. Such Commitment Transfer Supplement shall be deemed to amend this Supplement (including the Schedules attached hereto) to the extent, and only to the extent, necessary to reflect the addition of such Acquiring Series 1996-2 Certificateholder as a "Series 1996-2 Certificateholder" and the resulting adjustment of Commitment Percentages arising from the purchase by such Acquiring Series 1996-2 Certificateholder of all or a portion of the rights and obligations of such transferor Series 1996-2 Certificateholder under this Supplement and the Class A Certificate.

          (d) The Administrative Agent shall maintain a copy of each Commitment Transfer Supplement delivered to it.

          (e) Upon its receipt of a Commitment Transfer Supplement executed by a transferor Series 1996-2 Certificateholder and an Acquiring Series 1996-2 Certificateholder (and, in the case of a Transferee that is not then an existing Series 1996-2 Certificateholder or an affiliate thereof, by the Seller and the Servicer), the Administrative Agent shall (i) promptly accept such Commitment Transfer

                                                                         85
Supplement and (ii) on the effective date of the Commitment Transfer Supplement record the information contained therein in the Series 1996-2 Register and give notice of such acceptance and recordation to the Series 1996-2
Certificateholders, the Class A Agent, the Servicer and the Seller.

          (f) The Seller and the Servicer each authorizes each Series 1996-2 Certificateholder to disclose to any Participant or Acquiring Series 1996-2 Certificateholder (each, a "Transferee") and any prospective Transferee any and all financial information in such Series 1996-2 Certificateholder's possession concerning the Seller or the Servicer which has been delivered to such Series 1996-2 Certificateholder by the Seller or the Servicer pursuant to this Supplement or which has been delivered to such Series 1996-2 Certificateholder by or on behalf of the Seller in connection with such Series 1996-2 Certificateholder's credit evaluation of the Seller, the Servicer, the Trust and the Trust Assets prior to becoming a party to this Supplement; provided,
                                                               --------
however, if any such information is subject to a confidentiality agreement
- -------
between such Series 1996-2 Certificateholder and the Seller or the Servicer, the Transferee or prospective Transferee shall have agreed to be bound by the terms and conditions of such confidentiality agreement.

          (g) If, pursuant to this subsection, any interest in this Supplement or any Series 1996-2 Certificate is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Series 1996-2 Certificateholder shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Series 1996-2 Certificateholder (for the benefit of the transferor Series 1996-2 Certificateholder, the Class A Agent, the Seller, the Servicer and the Trustee) that under applicable law and treaties no taxes will be required to be withheld by the Class A Agent, the Seller, the Servicer, the Trustee the transferor Series 1996-2 Certificateholder with respect to any payments to be made to such Transferee in respect of the Series 1996-2 Certificates, (ii) to furnish to the transferor Series 1996-2 Certificateholder (and, in the case of any Acquiring Series 1996-2 Certificateholder not registered in the Series 1996-2 Register, the Class A Agent, the Administrative Agent, the Trustee and the Seller) either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Series 1996-2 Certificateholder, the Class A Agent, the Seller, the Servicer and the Trustee) to provide the transferor Series 1996-2 Certificateholder (and, in the case of any Acquiring Series 1996-2 Certificateholder not registered in the Series 1996-2 Register, the Class A Agent, the Administrative Agent, the Seller, the Servicer and the Trustee) a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance

                                                                         86
with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          (h) In the event of any breach of any of the representations, warranties and covenants described in clause (b) of the definition of "Restricted Certificateholder Warranties" by a Restricted Certificateholder or its Participant, the Restricted Certificateholder shall notify the Seller promptly upon the Restricted Certificateholder's becoming aware of such breach, and thereupon the Restricted Certificateholder shall use its reasonable efforts to procure a replacement Restricted Certificateholder not so affected which is reasonably acceptable to the Seller to replace such affected Restricted Certificateholder. In any such event, the Seller shall also have the right to procure a replacement Restricted Certificateholder or Participant and the Restricted Certificateholder will take all actions necessary to permit a replacement Restricted Certificateholder or Participant to succeed to its or the affected Participant's rights and obligations hereunder. If the Restricted Certificateholder has a Participant which has breached such representation, such Restricted Certificateholder shall (without limiting the right of the Seller to procure a replacement Restricted Certificateholder for the Restricted Certificateholder as provided in this paragraph) notify the Seller of such breach promptly upon the Restricted Certificateholder's becoming aware thereof and use reasonable efforts to procure a replacement Participant not so affected which is reasonably acceptable to the Seller to replace such affected Participant.

          (i) By its execution and delivery hereof, each Restricted Certificateholder hereby makes the Restricted Certificateholder Warranties.

          (j) By its execution and delivery hereof, each Series 1996-2 Certificateholder represents and warrants that (i) it is an institutional investor that is an "accredited investor" (as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act") or, if its Series 1996-2 Certificate is to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as a fiduciary or agent, each such investor account is an institutional investor that is an accredited investor. In the normal course of its business, it invests in or purchases securities or instruments similar to the Series 1996-2 Certificates for its own account (or for investor accounts), and it (and each investor account) has such knowledge and experience in financial and business matters that it (and each investor account) is capable of evaluating the merits and risks of an investment in the Series 1996-2 Certificates. It is aware that it (or any investor account) may be required to bear the economic risk of an investment in the Series 1996-2 Certificates for an indefinite period of time, and it (or such

                                                                         87
account) is able to bear such risk until the Series Termination Date; (ii) neither Chase Securities Inc., SBC Capital Markets Inc. nor any of their respective affiliates has made any representation to it with respect to the Seller or the offer or sale of any Series 1996-2 Certificates; (iii) such Series 1996-2 Certificateholder has had the opportunity to ask questions and to obtain additional information concerning Saks, the Seller, the Trust and the Certificates, it has received adequate information concerning Saks, the Seller, the Trust and the Certificates to make an informed investment decision with respect to its purchase of its Series 1996-2 Certificate; (iv) it is purchasing its Series 1996-2 Certificate for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, and not with a view to, or for offer or sale in connection with, any resale, distribution or other disposition thereof, subject to the disposition of its property or the property of such investor account or accounts being at all times within its or their control, subject to the restrictions set forth herein; and (v) it is not subscribing to purchase its Series 1996-2 Certificates as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to it in connection with investments in securities generally.

          (k) Each Series 1996-2 Certificateholder agrees that it shall not sell or transfer its Series 1996-2 Certificates except (i) pursuant to a valid registration statement or (ii) pursuant to an exemption from the registration requirements of the Act, and in such case only if the proposed transferee shall have delivered to the Seller, the Servicer and the Trustee, at the transferee's own expense, (A) an Undertaking Letter, substantially in the form of Exhibit H-1 hereto, executed by the transferee (or if the transfer is to be made in reliance upon any exemption other than Rule 144A promulgated under the Act, substantially in the Form of Exhibit H-2, executed by the transferee and the transferor) and
(B) in the case of a transfer other than in accordance with Rule 144A, an opinion of counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that such transfer is exempt from the registration requirements of the Act.

          (l) The Trustee shall act as Transfer Agent and Registrar for Series 1996-2.

          SECTION 23.  Adjustments; Set-off.  (a)  If any Series 1996-2
                       --------------------
Certificateholder of any Class (a "Benefitted Series 1996-2 Certificateholder") shall at any time receive in respect of the portion of the Invested Amount held by such Series 1996-2 Certificateholder any distribution of principal, interest, Commitment Fees or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise) in a greater proportion

                                                                         88
than any such distribution received by any other Series 1996-2 Certificateholder of the same Class, if any, in respect of such other Series 1996-2 Certificateholder's portion of the Invested Amount represented by such Class, or interest thereon, such Benefitted Series 1996-2 Certificateholder shall purchase for cash from the other Series 1996-2 Certificateholders of such Class such portion of each such other Series 1996-2 Certificateholder's interest in the Series 1996-2 Certificate of such Class, or shall provide such other Series 1996-2 Certificateholders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Series 1996-2 Certificateholder to share the excess payment or benefits of such collateral or proceeds ratably with each of the Series 1996-2 Certificateholders of the same Class; provided, however, that if all or any portion of such excess payment or
       --------  -------
benefits is thereafter recovered from such Benefitted Series 1996-2 Certificateholder, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Seller agrees that each Series 1996-2 Certificateholder so purchasing a portion of the Series 1996-2 Certificateholders' interest in the Series 1996-2 Certificate of any Class may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Series 1996-2 Certificateholder were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Series 1996-2 Certificateholders provided by law, each Series 1996-2 Certificateholder shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law, upon any amount becoming due and payable by the Seller hereunder or under the Series 1996-2 Certificates to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Series 1996-2 Certificateholder to or for the credit or the account of the Seller. Each Series 1996-2 Certificateholder agrees promptly to notify the Seller and the Administrative Agent and, in the case of a Class A Certificateholder, the Class A Agent, in writing after any such set-off and application made by such Series 1996-2 Certificateholder, provided that the failure to give such notice shall not
                   --------
affect the validity of such set-off and application.

          SECTION 24.  Ratification of Agreement.  As  supplemented by this
                       -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 25.  Counterparts.  This Supplement may be executed in any
                       ------------
number of counterparts, each of which so executed

                                                                         89
shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
          SECTION 26.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          SECTION 27.  The Trustee.  The Trustee shall not be responsible in any
                       -----------
manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by Seller.

          SECTION 28.  Instructions in Writing.  All instructions given by the
                       -----------------------
Servicer, the Trustee, the Administrative Agent and the Class A Agent pursuant to this Supplement shall be in writing (or by telephone promptly confirmed in writing, so long as the Trustee reasonably believes that such person delivering the instructions by telephone has authority to do so and may be included in a certificate delivered pursuant to Section 3.4(a) or 3.4(b) of the Agreement.

          SECTION 29.  Limited Liability of Trustee.  It is expressly understood
                       ----------------------------
and agreed by the parties hereto that (a) this Supplement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Supplement.

          SECTION 30.  Waiver of Jury Trial.  The Seller, the Servicer, the
                       --------------------
Trustee, each Initial Series 1996-2 Certificateholder and, by its acceptance of any interest in any Series 1996-2 Certificate, each other Series 1996-2 Certificateholder, hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Supplement or the Series 1996-2 Certificates and for any counterclaim therein.

          SECTION 31.  Submission to Jurisdiction; Waivers.   The Seller, the
                       -----------------------------------
Servicer, the Trustee, each Initial Series 1996-2 Certificateholders and, by its acceptance of any interest in any Series 1996-2 Certificate, each other Series 1996-2 Certificateholder, hereby irrevocably and unconditionally:

                                                                         90
          (a) submits for itself and its property in any legal action or proceeding relating to this Supplement, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New York, the Courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now have or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address for notices set forth herein;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          SECTION 32.  Non-Petition.   Each of the parties hereto hereby
                       ------------
covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness of Falcon, it will not institute against, or join any other person in instituting against, Falcon any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

          IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        SFA FINANCE COMPANY, as Seller


                                        By: /s/ Robert Vill
                                           --------------------------
                                        Title:


                                        SAKS & COMPANY, as Servicer


                                        By: /s/ Robert Vill
                                           --------------------------
                                        Title:


                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Trustee


                                        By: /s/ Linda A. Rakolta
                                           --------------------------
                                        Title: Vice President


                                        SWISS BANK CORPORATION, NEW YORK
                                        BRANCH, as Administrative Agent


                                        By:
                                           --------------------------
                                        Title:


                                        By:
                                           --------------------------
                                        Title:

          IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        SFA FINANCE COMPANY, as Seller


                                        By: /s/
                                           --------------------------
                                        Title:


                                        SAKS & COMPANY, as Servicer


                                        By: /s/
                                           --------------------------
                                        Title:


                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Trustee


                                        By:
                                           --------------------------
                                        Title:


                                        SWISS BANK CORPORATION, NEW YORK
                                        BRANCH, as Administrative Agent


                                        By: /s/ Thomas R. Salzano
                                           --------------------------
                                        Title: Associate Director


                                        By: /s/ J. Anthony Chen
                                           --------------------------
                                        Title: Associate Director

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Class A Agent and Registered
                                        Holder of Class A Certificate


                                        By: /s/ Mark R. Matthews
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        FALCON ASSET SECURITIZATION
                                          CORPORATION, as a Class A
                                          Certificateholder


                                        By: /s/ Mark R. Matthews
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Signer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          in its individual capacity and on
                                          behalf of Falcon as a Class A
                                          Certificateholder


                                        By: /s/ Mark R. Matthews
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR, NEW YORK BRANCH, as a
                                        Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By:
                                           --------------------------
                                        Title:

                                        By:
                                           --------------------------
                                        Title:


                                        COMMERZBANK AG, NEW YORK BRANCH, as
                                        a Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By:
                                           --------------------------
                                        Title:

                                        By:
                                           --------------------------
                                        Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Class A Agent and Registered
                                        Holder of Class A Certificate


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        FALCON ASSET SECURITIZATION
                                          CORPORATION, as a Class A
                                          Certificateholder


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Signer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          in its individual capacity and on
                                          behalf of Falcon as a Class A
                                          Certificateholder


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR, NEW YORK BRANCH, as a
                                        Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By: /s/ Anadi
                                           --------------------------
                                        Title: First VP

                                        By:
                                           --------------------------
                                        Title:


                                        COMMERZBANK AG, NEW YORK BRANCH, as
                                        a Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By:
                                           --------------------------
                                        Title:

                                        By:
                                           --------------------------
                                        Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Class A Agent and Registered
                                        Holder of Class A Certificate


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        FALCON ASSET SECURITIZATION
                                          CORPORATION, as a Class A
                                          Certificateholder


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Signer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          in its individual capacity and on
                                          behalf of Falcon as a Class A
                                          Certificateholder


                                        By:
                                           --------------------------
                                             Mark R. Matthews
                                             Authorized Agent


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR, NEW YORK BRANCH, as a
                                        Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By:
                                           --------------------------
                                        Title:

                                        By:
                                           --------------------------
                                        Title:


                                        COMMERZBANK AG, NEW YORK BRANCH, as
                                        a Class C Certificateholder and a
                                        Class D-1 Certificateholder


                                        By:  /s/ James F. Aheru
                                           --------------------------
                                        Title: Vice President

                                        By: /s/ Tom Ausfahl
                                           --------------------------
                                        Title: Assistant Vice President

                                        SFA FINANCE COMPANY, as Class D-2
                                        Certificateholder

                                        By: /s/ Robert Vill
                                           ------------------------------
                                        Title: